As filed with the Securities and Exchange Commission on March 5, 2009

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS

Three Canal Plaza, Suite 600

Portland, Maine 04101

Stacey E. Hong, Principal Executive Officer

Three Canal Plaza, Suite 600

Portland, Maine 04101

207-347-2000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2008 – December 31, 2008

ITEM 1. REPORT TO STOCKHOLDERS.

ADAMS HARKNESS

SMALL CAP GROWTH FUND

ANNUAL REPORT

DECEMBER 31, 2008

ADAMS HARKNESS SMALL CAP GROWTH FUND

SHAREHOLDER LETTER

DECEMBER 31, 2008

Dear Shareholder:

2008 will go down as one of the worst years for equity markets I have seen in my thirty years in the business. The fourth quarter of 2008 was the culmination of a horrible overall year in the equity markets as the credit crunch impacted the global economy much more than investors feared; consequently affecting earnings results and market multiples across every industry. It seemed during the quarter that every day there was another bad economic headline followed by earnings preannouncements that affected most industries and stocks in an indiscriminate manner. By the end of the quarter, it was being mentioned that Gross Domestic Product (“GDP”) could be down as much as five to six percent, which was much worse than economists were forecasting.

For the year, the Adams Harkness Small Cap Growth Fund (the “Fund”) underperformed its benchmark. The Fund was most impacted by being overweight in the technology sector coupled with the underperformance of individual companies in that sector. As the economy and the market turned, technology companies came under the most multiple compression coupled with earnings results that were much less than the street projected as we moved through the third and fourth quarters. Companies like Cybersource, Ariba, Inc., Vocus, and Monolithic Power Systems, Inc. were all major detractors for the reasons mentioned above. Also, being overweight in the consumer discretionary sector detracted from performance. On the positive side was underweighting of the industrial sector throughout the year, which accounted for our largest sector contribution. Also positively contributing to performance was being overweight in the energy and materials sectors at the beginning of the year, where Patriot Coal and Comstock Resources, Inc. were strong performers, and then exiting those particular companies and sectors as they started to rollover with the economy and the stock market.

Despite the economic uncertainties as we enter 2009, we remain constructive in our outlook for small cap growth stocks. We believe that much of the bad news has been priced in at this point, and that the new President’s stimulus plan may have a positive impact on the economic environment. We do not expect to see a significant rebound in GDP, but rather a slow lift as we move through 2009, putting us back in the “0-2%” GDP range by the end of the year. We think the environment will be in many ways similar to that of 1980-1982, when the institution of credit controls by the government in an attempt to control inflation caused two quarters of severe contraction in GDP, followed by several quarters of virtually no growth. If the fourth quarter of 2008 marks the most severe point of GDP contraction, then the market lows in the fall of 2008 should hold. We believe the most likely outcome for the market overall is a trading range environment, with wide disparity between individual issues. Several months into the credit crunch, what is becoming clear as we talk to the companies we hold in your portfolio and other companies in which we have an interest, is that there remain many opportunities for smaller companies to continue to grow, and to improve their business models. While growth may be more difficult to achieve, some companies with strong new product cycles and mission critical products and services have found good opportunities for growth; companies that offer a unique product or service, particularly one that is differentiated from the competition, have in some cases seen an improvement in their business. The U.S. economy is not monolithic; underneath the surface, there are a number of ebbs and flows and cross-currents that provide good opportunities for those companies quick enough and dynamic enough to seize them. Although it may seem counterintuitive, environments such as this are a bit easier for our process because it is easier to identify companies that can potentially grow and prosper. Because the vast majority of companies will not see strong growth, we believe those companies that can will be rewarded with premium multiples.

1

ADAMS HARKNESS SMALL CAP GROWTH FUND

SHAREHOLDER LETTER

DECEMBER 31, 2008

Sincerely,

Mary Lisanti, CFA

Portfolio Manager

AH Lisanti Capital Growth, LLC

The Fund invests in smaller companies which generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources, and less liquid stock. Growth stocks emphasize companies that are believed to offer above-average prospects for capital growth due to their strong earnings and revenue potential. Growth stocks tend to offer relatively low dividend yields.

The views in this report were those of the Fund manager as of December 31, 2008 and may not reflect her views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investments in the Fund and do not constitute investment advice.

2

ADAMS HARKNESS SMALL CAP GROWTH FUND

PERFORMANCE CHART AND ANALYSIS

DECEMBER 31, 2008

The following chart reflects the change in value of a hypothetical $10,000 investment in the Adams Harkness Small Cap Growth Fund (the “Fund”) since inception, including reinvested dividends and distributions. The result is compared with a broad-based securities market index. The Russell 2000 Growth Index (the “Index”), the Fund’s primary performance benchmark, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and does not reflect the expenses of the Fund. One cannot invest directly in an index.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s annual operating expense ratio (gross) is 2.40%. Shares redeemed or exchanged within 30 days of purchase will be charged a 1.00% redemption fee. Returns greater than one year are annualized. During the period certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. For the most recent month-end performance, please call (800) 441-7031 or visit the Fund’s website at www.ahsmallcap.com. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Return as of 12/31/08	1 Year	Since Inception 2/27/04
Adams Harkness Small Cap Growth Fund	(44.63)%	(3.68)%
Russell 2000 Growth Index	(38.54)%	(3.42)%

Investment Value on 12/31/08
Adams Harkness Small Cap Growth Fund	$8,338
Russell 2000 Growth Index	$8,448

3

ADAMS HARKNESS SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2008

Shares	Security Description	Value

Common Stock - 99.2%
Business Services - 1.2%
5,170	Concur Technologies, Inc.(a)	$169,679

Consumer Discretionary - 21.8%
5,090	Allegiant Travel Co.(a)	247,221
3,050	Bally Technologies, Inc.(a)	73,292
6,100	BJ’s Restaurants, Inc.(a)	65,697
7,235	Buffalo Wild Wings, Inc.(a)	185,578
8,260	Carter’s Inc.(a)	159,088
1,050	Chattem, Inc.(a)	75,107
8,410	Corinthian Colleges, Inc.(a)	137,672
1,675	Deckers Outdoor Corp.(a)	133,782
3,200	Dollar Tree, Inc.(a)	133,760
10,930	FGX International Holdings, Ltd.(a)	150,178
7,135	Grand Canyon Education, Inc.(a)	133,995
6,790	Greatbatch, Inc.(a)	179,663
3,980	Green Mountain Coffee Roasters, Inc.(a)	154,026
2,850	Gymboree Corp.(a)	74,356
36,930	HOT Topic, Inc.(a)	342,341
6,205	Lumber Liquidators, Inc.(a)	65,525
2,470	Panera Bread Co., Class A(a)	129,033
3,185	Steven Madden, Ltd.(a)	67,904
18,150	Texas Roadhouse, Inc., Class A(a)	140,663
3,235	The Buckle, Inc.	70,588
1,555	Tractor Supply Co.(a)	56,198
10,030	WMS Industries, Inc.(a)	269,807

		3,045,474

Consumer Retail - 2.5%
32,260	99 Cents Only Stores(a)	352,602

Energy - 3.0%
3,345	Comstock Resources, Inc.(a)	158,051
1,345	Energy Conversion Devices, Inc.(a)	33,907
1,210	EXCO Resources, Inc.(a)	10,963
3,815	Goodrich Petroleum Corp.(a)	114,259
6,605	PetroHawk Energy Corp.(a)	103,236

		420,416

Financials - 5.9%
2,195	Ezcorp, Inc., Class A(a)	33,386
259	First Horizon National Corp.	2,739
1,805	Hancock Holding Co.	82,055
7,195	Pinnacle Financial Partners, Inc.(a)	214,483
3,251	Signature Bank(a)	93,271
5,865	Stifel Financial Corp.(a)	268,910
2,585	UMB Financial Corp.	127,027

		821,871

Health-Care Services - 25.9%
1,700	Alexion Pharmaceuticals, Inc.(a)	61,523
12,544	Allos Therapeutics, Inc.(a)	76,769
6,580	athenahealth, Inc.(a)	247,540
6,495	Auxilium Pharmaceuticals, Inc.(a)	184,718
7,990	BioMarin Pharmaceutical, Inc.(a)	142,222
1,435	CardioNet, Inc.(a)	35,373
7,670	Cubist Pharmaceuticals, Inc.(a)	185,307
4,400	Cyberonics, Inc.(a)	72,908

Shares	Security Description	Value

Health-Care Services (Continued)
4,410	Emergency Medical Services Corp.(a)	$161,450
1,335	Emergent Biosolutions, Inc.(a)	34,857
6,290	Genoptix, Inc.(a)	214,363
3,735	Gentiva Health Services, Inc.(a)	109,286
8,930	HMS Holdings Corp.(a)	281,474
8,285	LHC Group, Inc.(a)	298,260
8,320	Luminex Corp.(a)	177,715
4,765	Martek Biosciences Corp.	144,427
4,080	Onyx Pharmaceuticals, Inc.(a)	139,373
11,620	Optimer Pharmaceuticals, Inc.(a)	140,718
6,410	Par Pharmaceutical Cos., Inc.(a)	85,958
1,480	Quality Systems, Inc.	64,558
745	SXC Health Solutions Corp.(a)	13,864
12,360	Thoratec Corp.(a)	401,576
19,315	Vivus, Inc.(a)	102,756
16,115	Volcano Corp.(a)	241,725

		3,618,720

Industrials - 15.5%
5,845	Aerovironment, Inc.(a)	215,154
4,890	Alaska Air Group, Inc.(a)	143,033
3,770	Astec Industries, Inc.(a)	118,114
3,440	Beacon Roofing Supply, Inc.(a)	47,747
965	Clean Harbors, Inc.(a)	61,220
3,010	Compass Minerals International, Inc.	176,567
7,090	Continental Airlines, Inc., Class B(a)	128,045
3,105	Fuel Systems Solutions, Inc.(a)	101,720
1,645	Genesee & Wyoming, Inc.(a)	50,173
2,900	Granite Construction, Inc.	127,397
3,375	Haynes International, Inc.(a)	83,093
1,290	Huron Consulting Group, Inc.(a)	73,878
5,630	ICF International, Inc.(a)	138,329
1,820	Intrepid Potash, Inc.(a)	37,801
2,390	Itron, Inc.(a)	152,339
26,320	JetBlue Airways Corp.(a)	186,872
975	Old Dominion Freight Line, Inc.(a)	27,749
1,735	Stanley, Inc.(a)	62,842
14,845	Steel Dynamics, Inc.	165,967
4,690	Titan Machinery, Inc.(a)	65,941

		2,163,981

Technology - 22.7%
5,085	Aecom Technology Corp.(a)	156,262
14,005	Ariba, Inc.(a)	100,976
12,340	Aspen Technology, Inc.(a)	90,514
3,470	Atheros Communications, Inc.(a)	49,656
6,995	Bankrate, Inc.(a)	265,810
19,875	Cogent, Inc.(a)	269,704
3,090	Commvault Systems, Inc.(a)	41,437
1,370	Comtech Telecommunications Corp.(a)	62,773
9,740	Constant Contact, Inc.(a)	129,055
14,235	Data Domain, Inc.(a)	267,618
9,290	F5 Networks, Inc.(a)	212,369
2,880	Hittite Microwave Corp.(a)	84,845
3,330	Lam Research Corp.(a)	70,862
4,825	Mantech International Corp., Class A(a)	261,467

See Notes to Financial Statements. 4

ADAMS HARKNESS SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2008

Shares	Security Description	Value

Technology (Continued)
11,185	Micrel, Inc.	$81,762
3,710	NetFlix, Inc.(a)	110,892
1,845	Netlogic Microsystems, Inc.(a)	40,608
18,675	Netscout Systems, Inc.(a)	160,979
7,491	Opnet Technologies, Inc.(a)	73,861
27,940	PMC-Sierra, Inc.(a)	135,788
3,870	Riverbed Technology, Inc.(a)	44,079
3,375	Silicon Laboratories, Inc.(a)	83,633
10,980	Solera Holdings, Inc.(a)	264,618
12,265	Wind River Systems, Inc.(a)	110,753

		3,170,321

Utilities - 0.7%
4,940	Aqua America, Inc.	101,715

Total Common Stock (Cost $12,998,444)		13,864,779

Total Investments - 99.2%
	(Cost $12,998,444)*	$13,864,779
Other Assets and Liabilities, Net - 0.8%		112,872

Total Net Assets - 100.0%		$13,977,651

ADR	American Depositary Receipt
(a)	Non-income producing security.

*	Cost for Federal income tax purposes is $13,653,877 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$728,973
Gross Unrealized Depreciation	(518,071)

Net Unrealized Appreciation (Depreciation)	$210,902

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2008:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to Note 2 — Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$13,864,779
Level 2 — Other Significant Observable Inputs	–
Level 3 — Significant Unobservable Inputs	–

Total Investments	$13,864,779

PORTFOLIO HOLDINGS
% of Total Investments
Business Services	1.2%
Consumer Discretionary	22.0%
Consumer Retail	2.6%
Energy	3.0%
Financials	5.9%
Health-Care Services	26.1%
Industrials	15.6%
Technology	22.9%
Utilities	0.7%

100.0%

See Notes to Financial Statements. 5

ADAMS HARKNESS SMALL CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2008

ASSETS
Total investments, at value (Cost $12,998,444)	$13,864,779
Receivables:
Investment securities sold	521,783
Fund shares sold	59,300
Dividends and interest	2,499
Prepaid expenses	11,020

Total Assets	14,459,381

LIABILITIES
Payables:
Due to custodian	62,233
Investment securities purchased	359,042
Fund shares redeemed	16,315
Accrued Liabilities:
Investment adviser fees	450
Fund service fees	1,800
Professional fees	27,359
Trustees’ fees and expenses	6
Other expenses	14,525

Total Liabilities	481,730

NET ASSETS	$13,977,651

COMPONENTS OF NET ASSETS
Paid-in capital	$21,366,208
Accumulated net realized gain (loss) from investments	(8,254,892)
Unrealized appreciation (depreciation) on investments	866,335

NET ASSETS	$13,977,651

NET ASSET VALUE AND OFFERING PRICE PER SHARE
Based on net assets of $13,977,651 and 1,818,491 shares outstanding at $0.000 par value (unlimited shares authorized)	$7.69

See Notes to Financial Statements. 6

ADAMS HARKNESS SMALL CAP GROWTH FUND

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2008

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes $77)	$38,911
Interest income	6,250

Total Investment Income	45,161

EXPENSES
Investment adviser fees	208,795
Fund service fees (Note 3)	158,102
Shareholder services fees	52,199
Custodian fees	34,644
Professional fees	57,179
Trustees’ fees and expenses	761
Compliance services fees	29,577
Registration fees	19,202
Miscellaneous expenses	19,730

Total Expenses	580,189
Fees waived and expenses reimbursed	(183,477)

Net Expenses	396,712

NET INVESTMENT INCOME (LOSS)	(351,551)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	(8,175,439)
Net change in unrealized appreciation (depreciation) on investments	(3,687,980)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(11,863,419)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(12,214,970)

See Notes to Financial Statements. 7

ADAMS HARKNESS SMALL CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2008	Year Ended December 31, 2007
OPERATIONS
Net investment income (loss)	$(351,551)	$(461,802)
Net realized gain (loss) on investments	(8,175,439)	3,593,756
Net change in unrealized appreciation (depreciation) on investments	(3,687,980)	1,922,559

Increase (Decrease) in Net Assets from Operations	(12,214,970)	5,054,513

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain on investments	(478,127)	(973,702)

CAPITAL SHARE TRANSACTIONS
Sale of shares	5,587,220	6,489,968
Reinvestment of distributions	474,064	964,493
Redemption of shares	(7,896,942)	(10,243,936)
Redemption fees	1,467	1,324

Increase (Decrease) from Capital Transactions	(1,834,191)	(2,788,151)

Increase (Decrease) in Net Assets	(14,527,288)	1,292,660

NET ASSETS
Beginning of Year	28,504,939	27,212,279

End of Year (Including accumulated net investment income (loss) of $0 and $0, respectively)	$13,977,651	$28,504,939

SHARE TRANSACTIONS
Sale of shares	486,173	485,139
Reinvestment of distributions	62,957	67,542
Redemption of shares	(713,128)	(772,399)

Increase (Decrease) in Shares	(163,998)	(219,718)

See Notes to Financial Statements. 8

ADAMS HARKNESS SMALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding of the Fund throughout each period.

	Year Ended December 31, 2008		Year Ended December 31, 2007		Year Ended December 31, 2006		Year Ended December 31, 2005		February 27, 2004 (a) through December 31, 2004

NET ASSET VALUE, Beginning of Period	$14.38		$12.36		$12.03		$10.65		$10.00

OPERATIONS
Net investment income (loss)	(0.19	)(b)	(0.23	)(b)	(0.18	)(b)	(0.16	)(b)	(0.07)
Net realized and unrealized gain/(loss) on investments	(6.23)		2.77		0.51	(c)	1.67		0.72

Total from Investment Operations	(6.42)		2.54		0.33		1.51		0.65

Redemption Fees (b)	–	(d)	–	(d)	–	(d)	–	(d)	–

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain on investments	(0.27)		(0.52)		–		(0.13)		–

NET ASSET VALUE, End of Period	$7.69		$14.38		$12.36		$12.03		$10.65

TOTAL RETURN (e)	(44.63)%		20.54%		2.74%		14.18%		6.50%

RATIO/SUPPLEMENTARY DATA:
Net Assets at End of Period (000’s omitted)	$13,978		$28,505		$27,212		$9,381		$3,668
Ratios to average net assets (f):
Net expenses	1.90%		1.82%		1.65%		1.65%		1.63%
Gross expenses (g)	2.78%		2.36%		2.65%		5.17%		13.58%
Net investment income (loss)	(1.68)%		(1.70)%		(1.41)%		(1.44)%		(1.51)%

PORTFOLIO TURNOVER RATE (e)	521%		380%		497%		307%		500%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Per share amount does not reflect the actual net realized and unrealized gain/loss for the period because of the timing of sales of the fund shares and the amount of per share realized and unrealized gains and losses at such time.
(d)	Less than $0.01 per share.
(e)	Not annualized for periods less than one year.
(f)	Annualized for periods less than one year.
(g)	Reflects the expense ratio excluding any waivers.

See Notes to Financial Statements. 9

ADAMS HARKNESS SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

Note 1.  Organization

The Adams Harkness Small Cap Growth Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. As of December 31, 2008, the Trust had twenty-eight investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on February 27, 2004. The Fund seeks maximum capital appreciation.

Note 2.  Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and asked prices provided by independent pricing services. Shares of open-end mutual funds are valued at net asset value. Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value (“NAV”) than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependant upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

10

ADAMS HARKNESS SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of December 31, 2008, for the Fund’s investments is included at the end of the Fund’s schedule of investments.

Securities Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium and discount is amortized and accreted in accordance with generally accepted accounting principles. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least quarterly. Distributions to shareholders of capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

As of December 31, 2008, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s Federal tax returns filed in the three-year period ended December 31, 2008 remain subject to examination by the Internal Revenue Service.

Income & Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Redemption Fees – A shareholder who redeems or exchanges shares within 30 days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

11

ADAMS HARKNESS SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

New Accounting Pronouncements – In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”), was issued and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

Note 3.  Advisory Fees, Servicing Fees and Other Transactions

Investment Adviser – AH Lisanti Capital Growth Fund, LLC (the “Adviser”) is the investment adviser of the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund’s average daily net assets.

Shareholder Service Plan – The Trust has adopted a shareholder service plan for the Fund under which the Fund may reimburse the Fund’s administrator for amounts paid by the administrator for providing shareholder service activities that are not otherwise provided by the Transfer Agent. The Fund’s administrator may make such payments to various financial institutions, including the Adviser, that provide shareholder servicing to their customers invested in the Fund in amounts up to 0.25% annually of the average daily net assets of the shares held by such customers.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor receives no compensation from the Fund for its distribution services. The Distributor is not affiliated with the Adviser or with Atlantic Fund Administration, LLC (“Atlantic”) or their affiliates.

Other Service Providers – As of June 2, 2008, as to fund accounting and fund administration, and on June 16, 2008, as to transfer agency, Atlantic provides those services to the Fund. Pursuant to an Atlantic services agreement, the Fund pays Atlantic a bundled fee for administration, fund accounting and transfer agency services at an annual rate of: 0.12% on the first $150 million in Fund assets, 0.075% on the next $150 million in Fund assets, 0.05% on the next $300 million in Fund assets, 0.03% on the next $400 million in Fund assets and 0.02% on Fund assets exceeding $1 billion. The base fee is subject to an annual minimum of $135,000. The fee is accrued daily by the Fund and is paid monthly based on the average net assets, transactions and positions for the previous month. The Fund’s transfer agent and fund accountant also receive certain shareholder account fees, surcharges and out-of-pocket expenses.

12

ADAMS HARKNESS SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

Atlantic provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

For the period January 1, 2008 through June 1, 2008, as to fund accounting and fund administration and through June 15, 2008, as to transfer agency, Citigroup Fund Services, LLC provided these services to the Fund.

For the period January 1, 2008 through June 1, 2008, Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provided a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Fund. FCS had no role in determining the investment policies of, or the securities to be purchased or sold by the Trust or the Fund. Certain officers or employees of FCS were also officers of the Trust. The Principal Executive Officer was an affiliate of the Distributor due to his ownership in the Distributor.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $12,000 for service to the Trust ($15,000 for the chairman), plus $1,500 for each regular Board meeting attended ($2,500 for the chairman), $500 for each short special Board meeting attended ($750 for the chairman) and $1,500 for each major special Board meeting attended ($2,250 for the chairman). The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Fund are also officers or employees of the above named service providers, and during their Fund terms of office received no compensation from the Fund.

Note 4.  Fees Waived

During the year, the Adviser contractually agreed to waive and reimburse a portion of its fees through December 31, 2008 to limit total annual operating expenses to 1.90%. Other Fund service providers have voluntarily agreed to waive a portion of their fees. These voluntary waivers may be reduced or eliminated at any time. For the year ended December 31, 2008, fees waived were as follows:

Investment Adviser	Other Waivers	Total Fees Waived
$105,893	$77,584	$183,477

Note 5.  Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments for the year ended December 31, 2008, were $108,465,678 and $111,016,641, respectively.

13

ADAMS HARKNESS SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

Note 6.  Federal Tax Information and Investment Transactions

Distributions during the fiscal years ended as noted were characterized for tax purposes as follows:

	2008	2007
Ordinary Income	$401,233	$885,216
Long-Term Capital Gain	76,894	88,486

Total	$478,127	$973,702

As of December 31, 2008, distributable earnings (accumulated loss) on a tax basis were as follows:

Unrealized Appreciation (Depreciation)	$210,902
Capital and Other Losses	(7,599,459)

Total	$(7,388,557)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

For tax purposes, the current year post-October loss was $3,498,846. This loss will be recognized for tax purposes on the first business day of the Fund’s next year.

As of December 31, 2008, the Fund had capital loss carryovers to offset future capital gains of $4,100,613, expiring in 2016.

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended December 31, 2008. The following reclassification was the result of net operating losses and has no impact on the net assets of the Fund.

Accumulated Net Investment Income (Loss)	$351,551
Undistributed Net Realized Gain (Loss)	12
Paid-In-Capital	(351,563)

14

ADAMS HARKNESS SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

Note 7.  Change in Independent Registered Public Accounting Firm

The Board, with the approval and recommendation of the Audit Committee, selected Briggs, Bunting & Dougherty, LLP (“BBD”) to replace Deloitte & Touche, LLP (“D&T”), as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ending December 31, 2008. D&T resigned subsequent to the Board’s approval of BBD. Throughout D&T’s tenure, including the Fund’s two most recent fiscal periods, the Fund had no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, and there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934. With respect to the Fund, D&T’s audit opinions, including the past two fiscal periods, have not contained either an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Fund and D&T on accounting principles, financial statement disclosure or audit scope, which, if not resolved to the satisfaction of D&T would have caused D&T to make reference to the disagreement in D&T report. During the last two fiscal years of the Fund, neither the Fund nor anyone on its behalf has consulted BBD on items concerning the application of accounting principles to a specified transaction (either completed or proposed) or the type of audit opinion that might be rendered on the Fund’s financial statements, or concerning the subject of a disagreement of the kind described in Item 304(a)(1)(iv) of Regulation S-K or reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K.

15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds

and the Shareholders of Adams Harkness Small Cap Growth Fund

We have audited the accompanying statement of assets and liabilities of Adams Harkness Small Cap Growth Fund, a series of shares of beneficial interest in the Forum Funds, including the schedule of investments, as of December 31, 2008, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2007 and the financial highlights for each of the years or period in the four-year period ended December 31, 2007 were audited by other auditors whose report dated February 26, 2008, expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Adams Harkness Small Cap Growth Fund as of December 31, 2008, and the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

February 25, 2009

16

ADAMS HARKNESS SMALL CAP GROWTH FUND

ADDITIONAL INFORMATION (Unaudited)

DECEMBER 31, 2008

Investment Advisory Agreement Approval

At the October 3, 2008 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement pertaining to the Fund (the “Advisory Agreement”). In evaluating the Advisory Agreement for the Fund, the Board reviewed materials furnished by the Adviser and Atlantic, including information regarding the Adviser, its personnel, operations and financial condition. Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Fund by the Adviser, including information on the investment performance of the Adviser; (2) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee would enable the Fund’s investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund. In their deliberations, the Board did not identify any particular information that was all-important or controlling and attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

Nature, Extent and Quality of the Services

In reviewing the nature, extent and quality of services, the Board considered the scope and quality of services provided by the Adviser under the Advisory Agreement in performing services for the Fund. The Board considered the Adviser’s personnel, operations and financial condition. Additionally, the Board considered information regarding the experience and professional background of the portfolio managers at the Adviser and the qualifications of the portfolio managers and other personnel who would have principal investment responsibility for the Fund’s investments; the investment philosophy and decision-making processes of those professionals; the capability and integrity of the Adviser’s senior management and staff; the quality of the Adviser’s services with respect to regulatory compliance and compliance with client investment policies and restrictions; and the financial condition and operational stability of the Adviser.

The Board also considered the adequacy of the Adviser’s resources. The Board reviewed the Adviser’s summary of its financial condition as of June 30, 2008. The Board noted the Adviser’s representation that the firm is financially stable and able to provide investment advisory services to the Fund. The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services and Profitability

The Board considered information provided by the Adviser regarding its costs of services and profitability with respect to the Fund. The Board also considered the Adviser’s resources devoted to the Funds as well as an assessment of costs and profitability. The Board considered that the Adviser would continue to contractually limit certain advisory expenses and, as necessary, reimburse Fund expenses through April 30, 2009. The Board concluded that the level of the Adviser’s profits attributable to the management of the Fund was not excessive in light of services provided by the Adviser on behalf of the Fund and that the Adviser was sufficiently financially stable to provide services to the Fund.

17

ADAMS HARKNESS SMALL CAP GROWTH FUND

ADDITIONAL INFORMATION (Unaudited)

DECEMBER 31, 2008

Compensation

The Board considered the Adviser’s compensation for providing advisory services to the Fund and analyzed comparative information on fees and total expenses of similar mutual funds. The Board noted that the Adviser’s actual advisory fee was lower than the median actual advisory fees for its Lipper Inc. peer group but that the Fund’s actual total expense ratio was higher than the median actual total expense ratio for its Lipper Inc. peer group. The Board also noted the Adviser had agreed to limit the Fund’s total annual operating expenses through April 30, 2009 in order to limit the Fund’s total annual operating expenses to 1.90% of average daily net assets. The Board concluded that the Adviser’s advisory fee charged to the Fund was reasonable.

Performance

In connection with a presentation by the Adviser regarding its approach to managing the Fund, the Board considered the Fund’s performance. The Board considered the Fund’s performance over the one, three-year (annualized) and since inception periods, noting that while the Fund underperformed its benchmark for the shorter periods, the Fund performed near its benchmark over the long-term. The Board noted the Adviser’s representation that it has consistently followed its investment discipline over time with respect to the Fund. The Board determined that the Adviser’s management of the Fund could benefit the Fund and its shareholders.

Economies of Scale

The Board considered whether the Fund would benefit from any economies of scale. In this respect, the Board noted Adviser’s representation that the Fund is not likely in the near future to experience economies of scale. The Board considered the size of the Fund and concluded that it would not be necessary to consider the implementation of fee breakpoints until the time that assets under management are considerably larger.

Other Benefits

The Board noted the Adviser’s representation that the Adviser does not receive significant ancillary benefits as a result of its relationship with the Fund, other than the benefit of research received from the brokers executing transactions on behalf of its clients and the ability to refer to its advisory relationship with the Fund. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor to consider in approving the continuation of the Advisory Agreement.

Conclusion

Prior to voting, the Board reviewed a memorandum from Fund Counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. The Board also discussed the proposed approval of the

18

ADAMS HARKNESS SMALL CAP GROWTH FUND

ADDITIONAL INFORMATION (Unaudited)

DECEMBER 31, 2008

continuance of the Advisory Agreement. Based upon its review, including consideration of each of the factors referenced above, the Board including all of the Independent Trustees) determined, in the exercise of its business judgment, that the advisory fees of the Fund were fair and that renewing the Advisory Agreement was in the best interest of the Fund’s Shareholders.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (800) 441-7031 and on the SEC’s website at www.sec.gov. The Fund’s proxy voting records for the twelve-month period ended June 30, is available, without charge and upon request, by calling (800) 441-7031, on the Fund website at www.ahsmallcap.com and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 through December 31, 2008.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in a Fund and

19

ADAMS HARKNESS SMALL CAP GROWTH FUND

ADDITIONAL INFORMATION (Unaudited)

DECEMBER 31, 2008

other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, is these transactional costs had been included, your costs would have been higher.

	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000.00	$628.91	$7.78	1.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.58	$9.63	1.90%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 366 to reflect the half-year period.

**	Effective January 1, 2009, the Adviser agreed to eliminate the contractual advisory fee waiver that limited total annual operating expenses to 1.90%. The table below summarizes the effect of this change had it been in place during the Fund’s most recent fiscal-half year:

Actual	$1,000.00	$628.91	$9.83	2.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.07	$12.14	2.40%

Federal Tax Status of Dividends Declared during the Tax Year

Income Dividends – For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Fund paid short term capital gains of $401,233 for the tax year end of December 31, 2008. The Fund designates 0.68% of its income dividend distributed as qualifying for the corporate dividends received deduction (DRD) and 0.60% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code. The Fund also designates 100.00% as qualified short-term capital gain dividends exempt from U.S. tax for foreign shareholders (QSD).

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for shareholders. The following table provides information about each Board member and certain officers of the Trust. The Trustees listed also serve in the capacities noted below for Monarch Funds. Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic. Mr. Keffer is also an Interested Director of Wintergreen Fund, Inc. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine, 04101, unless otherwise indicated. Each Trustee oversees twenty-eight portfolios in the Trust. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (800) 441-7031.

20

ADAMS HARKNESS SMALL CAP GROWTH FUND

ADDITIONAL INFORMATION (Unaudited)

DECEMBER 31, 2008

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Compliance Committee, Nominating Committee and Qualified Legal Compliance Committee	Trustee since 1989 (Chairman since 2004)	Retired; Partner, Wolf, Block, Schorr and Solis-Cohen, LLP (law firm) 2002 – 2003; Partner, Thelen Reid & Priest LLP (law firm) 1995 – 2002.
Costas Azariadis Born: 1943	Trustee; Chairman, Valuation Committee	Since 1989	Professor of Economics, Washington University (effective 2006); Professor of Economics, University of California-Los Angeles 1992 – 2006.
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.
Interested Trustee
John Y. Keffer[1] Born: 1942	Trustee; Chairman, Contracts Committee	Since 1989	Chairman, Atlantic Fund Administration, LLC since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company) since 1997; President, Citigroup Fund Services, LLC (Citigroup) 2003 – 2005; President, Forum Financial Group, LLC (“Forum”) (a fund services company acquired by Citibank, N.A.) 1986 – 2003.

21

ADAMS HARKNESS SMALL CAP GROWTH FUND

ADDITIONAL INFORMATION (Unaudited)

DECEMBER 31, 2008

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since June 2008	President, Atlantic Fund Administration, LLC since 2008; Director, Consulting Services, Foreside Fund Services, January 2007 – September 2007; Elder Care June 2005 – December 2006; Director, Fund Accounting, Citigroup December 2003 – May 2005; Director/Senior Manager/Manager, Accounting, Forum Financial Group April 1992 – November 2003; Auditor, Ernst & Young May 1988 – March 1992.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since July 2008	Senior Manager, Atlantic Fund Administration, LLC since 2008; Section Manager/Vice President, Enterprise Support Services, Citigroup December 2003 – July 2008; Senior Manager, Support and Fund Accounting, Forum Financial Group, August 1994 – December 2003.
Gale Bertrand Born: 1964	Vice President	Since July 2008	Senior Manager, Atlantic Fund Administration, LLC since 2008; Department Manager/Senior Vice President, Enterprise Support Services, Citigroup December 2003 – July 2008; Director, Support, Senior Manager Fund Accounting, Forum Financial Group, March 1990 – December 2003.
Lina Bhatnagar Born: 1971	Secretary	Since June 2008	Senior Administration Specialist, Atlantic Fund Administration, LLC since May 2008; Regulatory Administration Specialist, Citigroup, June 2006 – May 2008; Money Market/Short Term Trader, Wellington Management, 1996 – 2002.

[1]

Since 1997, John Y. Keffer has been president and owner of Forum Trust, LLC, a state chartered, non-depository bank; and vice chairman and trustee of the Trust. Atlantic Fund Administration, LLC, is a subsidiary of Forum Trust, LLC.

22

ADAMS HARKNESS SMALL CAP GROWTH FUND

P.O. BOX 588

PORTLAND, ME 04112

(800) 441-7031

WWW.AHSMALLCAP.COM

INVESTMENT ADVISER

AH LISANTI CAPITAL GROWTH, LLC

608 FIFTH AVENUE

SUITE 301

NEW YORK, NY 10020

DISTRIBUTOR

FORESIDE FUND SERVICES, LLC

THREE CANAL PLAZA

SUITE 100

PORTLAND, ME 04101

WWW.FORESIDE.COM

THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS, WHICH INCLUDES INFORMATION REGARDING THE FUND’S RISKS, OBJECTIVES, FEES AND EXPENSES, EXPERIENCE OF ITS MANAGEMENT AND OTHER INFORMATION.

228 - AR - 1208

Annual Report

December 31, 2008

THE BEEHIVE FUND

A MESSAGE TO OUR SHAREHOLDERS

DECEMBER 31, 2008

We are pleased to present The BeeHive Fund’s first annual report, for the period beginning September 2, 2008, the Fund’s inception date, and ending December 31, 2008.

2008 was the year we all dreaded. The figures are staggering. The S&P 500 was down 37% for the full year and over 28% from September 2 when the Fund launched. Crude oil first rose 52%, then fell a jaw dropping 69%. GDP shrank at a 0.5% rate in the third quarter and is likely decelerating further. The emerging markets are now submerged in the global recession. China’s stock market was down 64%. The global monetary system and financial markets are being propped up by governments around the world.

Our Fund began the day after Labor Day and from that point, through year-end performed better than the S&P 500 by 316 basis points (3.16%), down -25.45% versus the S&P 500 which was down -28.61%. When we started the Fund we had a strongly pessimistic outlook and took a strategic cash position. Given how the equity markets performed throughout the year, the reflexive action now is to hide deeper in the bunker. Reflexes aside, we believe the current investment environment provides exceptional investment opportunities if carefully analyzed and selected.

To one degree or another, all of the factors leading to the 2008 crash—including extended real estate prices, large debt loads, fiscal imbalances and low savings rates—existed for several years prior to the meltdown. We structured the Fund to withstand the correction we anticipated. The rot of excess leverage spread further than we imagined and eventually tainted the entire capital market, including our portfolio holdings, with very few exceptions.

Although the severity of this crash has seemed extreme, it has also rapidly addressed and corrected many unsustainable trends. Home prices are more affordable, energy is cheaper, stock and bond prices provide significantly higher current return, and leveraged institutions have deleveraged in either an orderly or more traumatic manner—but deleveraged nonetheless. A new generation is learning thrift and prudence. In short, a new normal is developing which should allow investors once again to achieve positive returns on invested capital. Despite its severity, at the core of this current crisis is the corrective action that free economies need to experience after years of unsustainable growth created by an environment of excess, greed, and suspension of caution.

Our Portfolio

After the difficult markets of 2008, the investment landscape has become vastly less linear, less efficient, and certainly more challenging. Many of our portfolio holdings are facing starkly different business markets from just a few months ago but, frankly, their values have already fallen dramatically to reflect this fact. No business will emerge unscathed from the economic paralysis that began in late September. In the future, however, most will not only survive, but will also emerge in a stronger competitive position than before. We do not believe that current stock valuations adequately reflect this future success.

For example, our cyclical holdings within the energy and industrial sectors (Cimarex, Devon, Cooper Industries, Honeywell) have conservative balance sheets positioning them well to seize on opportunities passed up by overextended competitors. Their current earnings will be negatively impacted by the recent sharp decline in commodity prices and industrial activity, but these companies will easily survive to capitalize on future increases in oil and natural gas prices and the return of construction and industrial activity.

Our portfolios are formed with the intent to include a spectrum of business and industry risk. Volatility inherent in our holdings of consumer cyclical, industrial, and energy holdings is balanced by investments in more stable businesses such as consumer staples (Nestlé, Unilever, Johnson & Johnson) and healthcare.

We have modestly increased our investment in companies operating in the healthcare and life sciences sector. Our exposure is diversified and includes, among others, medical device company St. Jude Medical, health insurer UnitedHealth Group, clinical laboratory operator LabCorp, and drug retailer CVS. We also have investments, and are exploring further investments, in providers of equipment and consumables for life science research and development (Thermo Fisher, Life Technologies, Agilent). Although many of these businesses are attractive because of their relatively stable revenues and cash flows, we expect they will also demonstrate strong growth in future years.

We constantly review current holdings and new opportunities. We are not, however, solely focusing on earnings expectations over the next year. Our attention is also focused on determining who the strongest survivors will be and their earning potential over a multi-year time frame. Stocks of these companies should rise on improved expectations well before improved earnings actually materialize.

1

THE BEEHIVE FUND

A MESSAGE TO OUR SHAREHOLDERS

DECEMBER 31, 2008

Looking Ahead

An obvious question to ask any fund manager is, “what is next?” We note the self confidence of pundits who predict a specific level of S&P 500 earnings over the next year or a precise level of GDP growth. In today’s rapidly changing world this seems a futile task and we prefer to speak more broadly.

To start, it is clear we (in the global sense) have significant issues. Governmental authorities have acted as smokejumpers throughout the year. Just as one fire appeared to have been quelled another arose. The early spring events involving Bear Stearns and a rogue trader at Société Générale appeared then to be the height of panic, but were overshadowed by even more dramatic events later in the year. Authorities (both outgoing and incoming) appear to have succeeded in calming the waters enough to allow for rational action, but many collective challenges remain.

In addition to the large overhang of debt and inevitable business failures that accompany all economic slowdowns, we are presented with a set of new and unprecedented questions. How does government exit the capital markets delicately and quietly after a very loud and somewhat clumsy entrance? The Federal Reserve has become more than the lender of last resort, but how and when does it pass the baton back to the private sector? The Treasury and Congress appear willing and able to both stimulate new industries and bailout others, but how do they do this without impinging on the free market, and how do they decide which industries to fund? How do we protect our citizenry, and also ensure that irresponsible behavior has consequences?

We believe the actions taken so far have been both appropriate and necessary. We also admit that the bill for saving the system will come due in the form of future uncertainty and will likely include many unintended, and yet unknown, consequences.

Fearing this uncertainty, many investors in recent months have sought safety by moving entirely into low yielding but less risky instruments. We understand the impulse, but are less sanguine about identifying ‘safe’ assets. Bank deposits, money market accounts, and investment grade corporate obligations all gave frightful shudders during the past year. Treasury obligations now pay very little interest as they are seen as the last bastion of safety. Meanwhile the annual federal deficit is expected to approach $1 trillion, the national debt is over $10 trillion, and the Federal Reserve’s balance sheet nears $2.3 trillion. A fully static, non yielding portfolio will eventually meet risks of its own—maybe in the form of inflation, maybe a currency scare, or maybe just in the form of lost opportunities.

So where does that leave us? For starters, we think often about the macro environment, but at our core we are bottoms-up stock pickers. Looking at the world through the eyes of our portfolio holdings, we see uncertain short term outlooks, but strong product and service offerings, continuing demand, and many opportunities to continue increasing earnings. These earnings may take time to develop and mature into increased stock prices or distributed dividends, so we continue to advocate a healthy weighting towards liquid and stable assets such as cash and cash equivalents. Nonetheless, we ultimately believe a well diversified portfolio, with a laddered approach to risk, is the only prudent path to achieving sufficient and significant investment returns.

The year 2008 was humbling for all of us who pursue this profession. Our record of performing better than the market averages is no small feat in a year when most active managers did not; but it is obviously cold comfort. We are paid to grow our clients’ assets. For over 40 years the Fund’s portfolio managers have endeavored to do this and we will attempt to do so in the future. Investment teams that survive this crisis are not only battle tested, but made far wiser by the fire. We look forward to the challenge of the future and welcome the sunshine that always follows the rain—but for the time being, we are keeping our umbrellas at the ready.

Sincerely,

William G. Spears	Robert M. Raich

Past performance is no guarantee of future results. The view presented in this letter were those of the Fund managers as of the date of this report and may not reflect their views on the date first published or at anytime thereafter. These views are intended to assist the shareholders in understanding their investment in the Fund and do not constitute investment advice. None of the information presented should be construed as an offer to sell or recommendation of any security mentioned herein.

2

THE BEEHIVE FUND

A MESSAGE TO OUR SHAREHOLDERS

DECEMBER 31, 2008

The Fund is subject to various forms of risk including the possible loss of principal. Investing in foreign securities entails risks not associated with domestic equities including economic and political instability and currency fluctuations. Investing in fixed income securities includes the risk that rising interest rates will cause a decline in values. Concentration in particular industries or market sectors can cause increased volatility and market risk than more broadly diversified investments. Investments in securities of small- and mid-capitalization companies involve the possibility of greater volatility than investments in larger capitalization companies. Investments in ADR’s involve many of the same risks as investing in foreign securities. Please see the prospectus for a more detailed explanation of these risks.

3

THE BEEHIVE FUND

PERFORMANCE CHART AND ANALYSIS

DECEMBER 31, 2008

The following chart reflects the change in value of a hypothetical $10,000 investment in the BeeHive Fund since inception, including reinvested dividends and distributions. The result is compared with a broad-based securities market index. The S&P 500 Index (the “Index”) is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Index does not include expenses. The Fund is professionally managed while the Index is unmanaged and is not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For the most recent month-end performance, please call (866)684-4915. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s annual operating expense ratio (gross) per the prospectus is 2.99%. However, the Fund’s advisor has contractually agreed to waive a portion of its fees and/or reimburse certain expenses through August 31, 2009 to limit Total Annual Fund Operating Expenses to 1.00%. During the period certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower.

Total Return as of 12/31/08	Since Inception 9/2/08
The BeeHive Fund	(25.45)%
S&P 500 Index	(28.61)%

Investment Value on 12/31/08
The BeeHive Fund	$7,455
S&P 500 Index	$7,139

4

THE BEEHIVE FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2008

Shares	Security Description	Value
Common Stock—91.1%
Consumer Discretionary—11.0%
60,855	Comcast Corp., Class A	$1,027,232
21,230	The Walt Disney Co.	481,709
107,930	Time Warner, Inc.	1,085,776

		2,594,717

Consumer Staples—10.7%
24,270	CVS/Caremark Corp.	697,520
23,370	Nestle SA, ADR	927,789
39,390	Unilever PLC, ADR	906,758

		2,532,067

Energy—7.6%
33,738	Cimarex Energy Co.	903,504
13,550	Devon Energy Corp.	890,371

		1,793,875

Financials—7.3%
23,530	ACE, Ltd.	1,245,208
26,615	American Express Co.	493,708

		1,738,916

Health Care—20.9%
53,015	Coventry Health Care, Inc. (a)	788,863
64,510	Hologic, Inc. (a)	843,146
7,090	Laboratory Corp. of America Holdings (a)	456,667
13,160	Quest Diagnostics, Inc.	683,136
29,240	St. Jude Medical, Inc. (a)	963,750
45,640	UnitedHealth Group, Inc.	1,214,024

		4,949,586

Industrials—7.2%
22,840	Cooper Industries, Ltd., Class A	667,613
31,720	Honeywell International, Inc.	1,041,368

		1,708,981

Pharmaceuticals, Biotechnology & Life Sciences—9.4%
15,045	Johnson & Johnson	900,142
28,940	Life Technologies Corp. (a)	674,591
19,000	Thermo Fisher Scientific, Inc. (a)	647,330

		2,222,063

Technology—10.1%
36,203	Agilent Technologies, Inc. (a)	565,853
112,111	Cray, Inc. (a)	233,190
2,321	Google, Inc., Class A (a)	714,056
44,850	Microsoft Corp.	871,884

		2,384,983

Utilities—6.9%
202,045	Dynegy, Inc., Class A (a)	404,090
24,425	FPL Group, Inc.	1,229,310

		1,633,400

Total Common Stock (Cost $23,867,110)		21,558,588

Shares	Security Description	Value
Short-Term Investments—8.7%
Money Market Fund—8.7%
2,068,801	BlackRock Liquidity Funds TempFund Portfolio, 1.51% (b)	$2,068,801

Total Short-Term Investments (Cost $2,068,801)		2,068,801

Total Investments—99.8% (Cost $25,935,911)*		$23,627,389
Other Assets & Liabilities, Net—0.2%		41,091

NET ASSETS—100.0%		$23,668,480

ADR	American Depositary Receipt
PLC	Public Limited Company

(a)	Non-income producing security.

(b)	Variable rate security; represents the 7-day effective yield as of December 31, 2008.

*	Cost for Federal income tax purposes is $25,935,911 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$1,028,521
Gross Unrealized Depreciation	(3,337,043)

Net Unrealized Appreciation (Depreciation)	$(2,308,522)

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2008. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to Note 2—Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1—Quoted Prices	$21,558,588
Level 2—Other Significant Observable Inputs	$2,068,801
Level 3—Significant Unobservable Inputs	—

Total Investments	$23,627,389

PORTFOLIO HOLDINGS % of Total Investments
Consumer Discretionary	11.0%
Consumer Staples	10.7%
Energy	7.6%
Financials	7.4%
Health Care	20.9%
Industrials	7.2%
Pharmaceuticals, Biotechnology & Life Sciences	9.4%
Technology	10.1%
Utilities	6.9%
Money Market Fund	8.8%

100.0%

See Notes to Financial Statements.	5

THE BEEHIVE FUND

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2008

ASSETS
Total investments, at value (Cost $25,935,911)	$23,627,389
Receivables:
Fund shares sold	19,000
Dividends and interest	21,706
Expense reimbursement from advisor	72,751
Deferred offering costs	21,160
Prepaid Expenses	1,655

Total Assets	23,763,661

LIABILITIES
Payables:
Investment securities purchased	39,964
Accrued Liabilities:
Fund service fees	12,962
Compliance services fees	2,483
Professional fees	24,908
Trustees’ fees and expenses	10
Other expenses	14,854

Total Liabilities	95,181

NET ASSETS	$23,668,480

COMPONENTS OF NET ASSETS
Paid-in capital	$26,343,467
Accumulated net realized gain (loss) from investments	(366,465)
Unrealized appreciation (depreciation) on investments	(2,308,522)

NET ASSETS	$23,668,480

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Based on net assets of $23,668,480 and 3,180,535 shares outstanding at $0.000 par value (unlimited shares authorized)	$7.44

See Notes to Financial Statements.	6

THE BEEHIVE FUND

STATEMENT OF OPERATIONS

FROM SEPTEMBER 2, 2008 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2008

INVESTMENT INCOME
Dividend income (net of foreign withholding taxes of $50)	$88,996

EXPENSES
Investment advisor fees	37,241
Fund service fees (Note 3)	49,804
Distribution fees	12,414
Custodian fees	11,493
Professional fees	28,949
Trustees’ fees and expenses	191
Compliance services fees	9,892
Registration fees	111
Offering costs	14,382
Miscellaneous expenses	23,868

Total Expenses	188,345
Fees waived and expenses reimbursed	(138,690)

Net Expenses	49,655

NET INVESTMENT INCOME (LOSS)	39,341

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	(366,465)
Net change in unrealized appreciation (depreciation) on investments	(2,308,522)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(2,674,987)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(2,635,646)

See Notes to Financial Statements.	7

THE BEEHIVE FUND

STATEMENT OF CHANGES IN NET ASSETS

September 2, 2008 (a) through December 31, 2008
OPERATIONS
Net investment income (loss)	$39,341
Net realized gain (loss) on investments	(366,465)
Net change in unrealized appreciation (depreciation) on investments	(2,308,522)

Increase (Decrease) in Net Assets from Operations	(2,635,646)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income on investments	(46,339)

CAPITAL SHARE TRANSACTIONS
Sale of shares	26,309,216
Reinvestment of distributions	46,339
Redemption of shares	(5,090)

Increase (Decrease) from Capital Share Transactions	26,350,465

Increase (Decrease) in Net Assets	23,668,480

NET ASSETS
Beginning of period	—

End of period (b)	$23,668,480

SHARE TRANSACTIONS
Sale of shares	3,174,999
Reinvestment of distributions	6,228
Redemption of shares	(692)

Increase (Decrease) in Shares	3,180,535

(a)	Commencement of operations.
(b)	Amount includes accumulated undistributed (distributions in excess of) net investment income of $0.

See Notes to Financial Statements.	8

THE BEEHIVE FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding of the Fund throughout the period.

September 2, 2008 (a) through December 31, 2008
NET ASSET VALUE, Beginning of Period	$10.00

OPERATIONS
Net investment income (loss) (b)	0.02
Net realized and unrealized gain/(loss) on investments	(2.56)

Total from Investment Operations	(2.54)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.02)

NET ASSET VALUE, End of Period	$7.44

TOTAL RETURN (c)	(25.45)%

RATIO/SUPPLEMENTARY DATA:
Net Assets at End of Period (000’s omitted)	$23,668
Ratios to Average Net Assets (d):
Net expenses	1.00%
Gross expenses (e)	3.76%
Net investment income (loss)	0.79%

PORTFOLIO TURNOVER RATE (c)	7%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers.

See Notes to Financial Statements.	9

THE BEEHIVE FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

Note 1. Organization

The BeeHive Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. As of December 31, 2008, the Trust had twenty-eight investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on September 2, 2008. The Fund seeks capital appreciation.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation—Exchange traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and asked prices provided by independent pricing services. Shares of open-end mutual funds are valued at net asset value. Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the advisor believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value (“NAV”) than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependant upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1—quoted prices in active markets for identical assets

Level 2—other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of December 31, 2008, for the Fund’s investments is included at the end of the Fund’s schedule of investments.

Securities Transactions, Investment Income and Realized Gain and Loss—Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium and discount is amortized and accreted in accordance with generally accepted accounting principles. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes.

Distributions to Shareholders—Distributions to shareholders of net investment income and capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

10

THE BEEHIVE FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

Federal Taxes—The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

As of December 31, 2008, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s Federal tax return filed for the period December 31, 2008 will be subject to examination by the Internal Revenue Service.

Income & Expense Allocation—The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Commitments and Contingencies—In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

New Accounting Pronouncements—In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”), was issued and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

Note 3. Advisory Fees, Servicing Fees and Other Transactions

Investment Advisor—Spears Abacus Advisors LLC (the “Advisor”) is the investment advisor of the Fund. Pursuant to an investment advisory agreement, the Advisor receives an advisory fee from the Fund at an annual rate of 0.75% of the Fund’s average daily net assets.

Distribution—Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Advisor or with Atlantic Fund Administration, LLC (“Atlantic”) or their affiliates. The Fund has adopted a distribution plan in accordance with Rule 12b-1 of the 1940 Act. The Fund pays the Distributor and any other entity as authorized by the Board a fee of 0.25% of the Fund’s average daily net assets.

Other Related Parties—Atlantic provides fund accounting, fund administration and transfer agency services to the Fund. Pursuant to an Atlantic services agreement, the Fund pays Atlantic a bundled fee for administration, fund accounting and transfer agency services at an annual rate of: 0.12% on the first $150 million in Fund assets, 0.075% on the next $150 million in Fund assets, 0.05% on the next $300 million in Fund assets, 0.03% on the next $400 million in Fund assets and 0.02% on Fund assets exceeding $1 billion. The base fee is subject to an annual minimum of $135,000. The fee is accrued daily by the Fund and is paid monthly based on the average net assets, transactions and positions for the previous month. The Fund’s transfer agent and fund accountant also receive certain shareholder account fees, surcharges and out-of-pocket expenses.

Atlantic provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers—The Trust pays each independent Trustee an annual retainer fee of $12,000 for service to the Trust ($15,000 for the chairman), plus $1,500 for each regular Board meeting attended ($2,500 for the chairman), $500 for each short special Board meeting attended ($750 for the chairman) and $1,500 for each major special Board meeting attended ($2,250 for the chairman). The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Fund are also officers or employees of the above named service providers, and during their Fund terms of office received no compensation from the Fund.

11

THE BEEHIVE FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

Note 4. Fees Waived

The Advisor has contractually agreed to waive and reimburse a portion of its fees through August 31, 2009 to limit total annual operating expenses to 1.00%. Other Fund service providers have voluntarily agreed to waive a portion of their fees. These voluntary waivers may be reduced or eliminated at any time. For the period ended December 31, 2008, fees waived were as follows:

Investment Advisor Waived	Investment Advisor Reimbursed	Distribution Fees Waived	Total Fees Waived and Reimbursed
$37,241	$89,035	$12,414	$138,690

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments for the period ended December 31, 2008, were $25,255,459 and $1,021,884, respectively.

Note 6. Federal Tax Information and Investment Transactions

Distributions during the fiscal period ended as noted were characterized for tax purposes as follows:

2008
Ordinary Income	$46,339

As of December 31, 2008, distributable earnings (accumulated loss) on a tax basis were as follows:

Unrealized Appreciation (Depreciation)	$(2,308,522)
Capital and Post-October Losses	(366,465)

Total	$(2,674,987)

For tax purposes, the current year post-October loss was $34,192. This loss will be recognized for tax purposes on the first business day of the Fund’s next year.

As of December 31, 2008, the Fund has capital loss carryovers to offset future capital gains of $332,273, expiring in 2016.

On the Statement of Assets and Liabilities, as a result of non-deductible offering costs, amounts for the period ended December 31, 2008 have been reclassified. The reclassification has no impact on the net assets of the Fund.

Accumulated Net Investment Income (Loss)	$6,998
Paid-In-Capital	(6,998)

Note 7. Change in Independent Registered Public Accounting Firm

The Board, with the approval and recommendation of the Audit Committee, selected Briggs, Bunting & Dougherty, LLP (“BBD”) to replace Deloitte & Touche, LLP (“D&T”), as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ending December 31, 2008. D&T resigned subsequent to the Board’s approval of BBD. Deloitte did not perform an audit for the fund (commencement of operations was September 2, 2008), however the Fund had no disagreements with D&T on any matter of accounting principles or practices and there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934. There were no disagreements between the Fund and D&T on accounting principles. Since inception of the Fund, neither the Fund nor anyone on its behalf has consulted BBD on items concerning the application of accounting principles to a specified transaction (either completed or proposed) or the type of audit opinion that might be rendered on the Fund’s financial statements, or concerning the subject of a disagreement of the kind described in Item 304(a)(1)(iv) of Regulations S-K or reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds

and the Shareholders of The Beehive Fund

We have audited the accompanying statement of assets and liabilities of The Beehive Fund, a series of shares of beneficial interest in the Forum Funds, including the schedule of investments, as of December 31, 2008, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from September 2, 2008 (commencement of operations) to December 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Beehive Fund as of December 31, 2008, and the results of its operations, changes in its net assets and its financial highlights for the period from September 2, 2008 to December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

February 25, 2009

13

THE BEEHIVE FUND

ADDITIONAL INFORMATION (Unaudited)

DECEMBER 31, 2008

Investment Advisory Agreement Approval

At the June 17, 2008 Board meeting, the Board, including the Independent Trustees, considered the approval of the investment advisory agreement pertaining to the Fund (the “Advisory Agreement”). In evaluating the Advisory Agreement for the Fund, the Board reviewed materials furnished by the Advisor and Atlantic, including information regarding the Advisor, its personnel, operations and financial condition. Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Fund by the Advisor, including information on the investment performance of the Advisor; (2) the costs of the services to be provided and profitability to the Advisor with respect to its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee would enable the Fund’s investors to share in the benefits of economies of scale; and (5) other benefits received by the Advisor from its relationship with the Fund. In their deliberations, the Board did not identify any particular information that was all-important or controlling and attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

Nature, Extent and Quality of Services

The Board considered the Advisor’s personnel, operations and financial condition. The Board considered that, although the Advisor was formed in 2007, its predecessors date back to 1974, and that the Advisor has assets under management of approximately $1 billion. Specifically, the Board also considered the adequacy of the Advisor’s resources and quality of services to be provided by the Advisor under the Advisory Agreement. The Board considered the adequacy of the Advisor’s resources. The Board reviewed the Advisor’s financial statements, noting the Advisor’s representation that it was financially viable. The Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the Fund by the Advisor.

Costs of Services and Profitability

The Board considered information provided by the Advisor regarding its estimated profitability with respect to the Fund. The Board noted that the Advisor proposed to limit the Fund’s total annual operating expenses to 1.00% of the average daily net assets of the Fund’s Institutional Shares. Under the totality of the circumstances, the Board concluded that the anticipated level of the Advisor’s profits attributable to management of the Fund would not be excessive in light of the services to be provided by the Advisor on behalf of the Fund.

Performance

Recognizing that the Fund is new and has no performance history, the Board did not give the Fund’s performance history great weight. The Board did consider performance information provided by the Advisor regarding accounts similarly managed, which included comparative information against the S&P 500 Index for the past year and the current year. The Board determined that the Advisor’s management of the Fund could benefit the Fund and its shareholders.

Compensation

The Board considered the proposed advisory fee rate to be paid to the Advisor for providing advisory services to the Fund and analyzed comparative information regarding fee rates and total expenses of similar mutual funds. The Board noted that the Advisor’s contractual advisory fee rate was higher than the median advisory fee rate for its Lipper Inc. peer group, but that the Advisor proposed to limit the Fund’s total annual operating expenses to 1.00% and, as a result, its fee rate after waivers would be comparable to its peer group funds. The Board recognized that it was difficult to make comparisons of projected expense ratios because of the variations between the services to be provided to the Fund by the Advisor with those provided by other investment advisers to other funds. The Board concluded that the Advisor’s advisory fee rate was fair and reasonable under all the circumstances.

Economies of Scale

The Board considered whether the Fund would benefit from any economies of scale, noting that the investment advisory fee for the Fund does not contain breakpoints. In this regard, the Board recognized the fact that the Fund has not yet commenced operations and concluded that it would not be necessary to consider the implementation of fee breakpoints at this time.

14

THE BEEHIVE FUND

ADDITIONAL INFORMATION (Unaudited)

DECEMBER 31, 2008

Other Benefits

The Board noted the Advisor’s representation that it does not expect to receive any significant other benefits from its relationship with the Fund, though it may enjoy increased market exposure leading to increased business opportunities unrelated to the Fund. Based on the foregoing, the Board concluded that other benefits the Advisor may receive as a result of its relationship with the Fund were not material in considering approval of the Advisory Agreement.

Conclusion

Prior to voting, the Board reviewed a memorandum from Fund Counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based upon its review, including consideration of each of the factors referred to above, the Board (including a majority of the Independent Trustees) concluded that the proposed arrangement between the Fund and the Advisor, as provided in the Advisory Agreement, would be fair and reasonable in light of the services to be performed, estimated expenses and other such matters as the Board considered relevant in the exercise of its reasonable business judgment.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (866) 684-4915 and on the SEC’s website at www.sec.gov. The Fund’s proxy voting records for the period of September 2, 2008 (the Fund’s commencement of operations) through June 30, 2009, will be available, without charge and upon request, by calling (866) 684-4915 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from September 2, 2008 (commencement of operations) through December 31, 2008.

Actual Expenses—The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 &$061; 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

15

THE BEEHIVE FUND

ADDITIONAL INFORMATION (Unaudited)

DECEMBER 31, 2008

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value September 2, 2008*	Ending Account Value December 31, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000.00	$745.46	$2.86	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	$5.08	1.00%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 366 to reflect the half-year period (except for the Fund’s actual return information which reflects the 120-day period between September 2, 2008, the date of inception, through December 31, 2008).

Federal Tax Status of Dividends Declared during the Tax Year

Income Dividends—The Fund designates 100.00% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 100.00% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for shareholders. The following table provides information about each Board member and certain officers of the Trust. The Trustees listed also serve in the capacities noted below for Monarch Funds. Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic. Mr. Keffer is also an Interested Director of Wintergreen Fund, Inc. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine, 04101, unless otherwise indicated. Each Trustee oversees twenty-eight portfolios in the Trust. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (866) 684-4915.

16

THE BEEHIVE FUND

ADDITIONAL INFORMATION (Unaudited)

DECEMBER 31, 2008

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years

Independent Trustees

J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Compliance Committee, Nominating Committee and Qualified Legal Compliance Committee	Trustee since 1989 (Chairman since 2004)	Retired; Partner, Wolf, Block, Schorr and Solis-Cohen, LLP (law firm) 2002-2003; Partner, Thelen Reid & Priest LLP (law firm) 1995-2002.

Costas Azariadis Born: 1943	Trustee; Chairman, Valuation Committee	Since 1989	Professor of Economics, Washington University (effective 2006); Professor of Economics, University of California-Los Angeles 1992-2006.

James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.

Interested Trustee

John Y. Keffer[1] Born: 1942	Trustee; Chairman, Contracts Committee	Since 1989	Chairman, Atlantic Fund Administration, LLC since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company) since 1997; President, Citigroup Fund Services, LLC (Citigroup) 2003-2005; President, Forum Financial Group, LLC (“Forum”) (a fund services company acquired by Citibank, N.A.) 1986-2003.

Officers

Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since June 2008	President, Atlantic Fund Administration, LLC since 2008; Director, Consulting Services, Foreside Fund Services, January 2007-September 2007; Elder Care June 2005-December 2006; Director, Fund Accounting, Citigroup December 2003-May 2005; Director/Senior Manager/Manager, Accounting, Forum Financial Group April 1992-November 2003; Auditor, Ernst & Young May 1988-March 1992.

Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since July 2008	Senior Manager, Atlantic Fund Administration, LLC since 2008; Section Manager/Vice President, Enterprise Support Services, Citigroup December 2003-July 2008; Senior Manager, Support and Fund Accounting, Forum Financial Group, August 1994-December 2003.

Gale Bertrand Born: 1964	Vice President	Since July 2008	Senior Manager, Atlantic Fund Administration, LLC since 2008; Department Manager/Senior Vice President, Enterprise Support Services, Citigroup December 2003-July 2008; Director, Support, Senior Manager Fund Accounting, Forum Financial Group, March 1990-December 2003.

Lina Bhatnagar Born: 1971	Secretary	Since June 2008	Senior Administration Specialist, Atlantic Fund Administration, LLC since May 2008; Regulatory Administration Specialist, Citigroup, June 2006-May 2008; Money Market/Short Term Trader, Wellington Management, 1996-2002.
[1]

Since 1997, John Y. Keffer has been president and owner of Forum Trust, LLC, a state chartered, non-depository bank; and vice chairman and trustee of the Trust. Atlantic Fund Administration, LLC, is a subsidiary of Forum Trust, LLC.

17

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management and other information.

Distributor

Foreside Fund Services, LLC

Three Canal Plaza

Suite 100

Portland, ME 04101

www.foreside.com

THE BEEHIVE FUND

P.O. Box 588

Portland, Maine 04112

(866) 684-4915 (toll free)

237-ANR-1208

THE FUND SEEKS CAPITAL APPRECIATION

ANNUAL REPORT

JORDAN OPPORTUNITY FUND

A WINDOWPANE ADVISED FUND

DECEMBER 31, 2008

JORDAN OPPORTUNITY FUND

A MESSAGE TO OUR SHAREHOLDERS

DECEMBER 31, 2008

Dear Fellow Shareholder:

2008 was a very disappointing year for the Jordan Opportunity Fund (the “Fund”), as equities suffered one of their worst declines since the Depression. For 2008, the S&P 500 Index was down 37.00% and the Fund was down 37.44%. The collapse of Lehman Brothers and AIG in the early fall of 2008 did not represent the climax of the global financial crisis, but, instead, unleashed a massive wave of further asset liquidation that nearly overwhelmed the global financial system. Fortunately, most central bank monetary authorities, led by the Federal Reserve, reacted with immediate alarm and injected record levels of monetary stimulus into the economy through interest rate cuts, easing of monetary lending policies and direct injections of capital into the financial system.

The Fund faired poorly in the second half of the year, principally due to the unprecedented drop in energy prices and other industrial materials, which have been major themes in the Fund. Clearly we did not anticipate the “seizure” experienced by the global financial system that caused a massive sequential decline in economic activity in the fourth quarter. As a consequence of this and the forced liquidation of investment funds, many of our stocks such as Peabody Energy Corp. (BTU), ABB, Ltd. (ABB) and Schlumberger, Ltd. (SLB) rapidly went from being reasonably priced and our top performers earlier in the year, to incredibly cheap fire sale victims by year-end.

Regrettably, the energy sector positioning of the Fund suffered right into the end of the year. This is illustrated most dramatically by the continuing fall of oil prices as oil inventories in Cushing, Oklahoma (the delivery point for U.S. based oil futures trading) reached saturation levels. In the last two weeks of 2008, oil prices dropped from $50 to $35, increasing pressure on all commodity-based investments. We did not anticipate that global commodity prices would experience one of their worst declines in recorded history in the second half of 2008. Now that this has happened, we believe that structuring the Fund with a view on prospects for a commodity price rebound is critical.

We believe that commodity prices will rebound because: 1) the global economy nearly ceased to function in the fourth quarter due to the global banking crisis, but we will soon witness dramatic sequential increases in usage because the economy needs to consume a base-level amount of commodities simply to

2

JORDAN OPPORTUNITY FUND

A MESSAGE TO OUR SHAREHOLDERS

DECEMBER 31, 2008

function; 2) there will be a sea of government spending coming which will stimulate consumption; and 3) most raw material commodities, especially oil and gas, face severe long-term supply problems which will quickly resurface on any meaningful decline in resource investment or increase in demand, both of which should become more apparent later in 2009.

Therefore, we continue to favor commodities, principally the energy sector. We believe that oil will rise sharply in the months ahead. The last three major bear markets in oil (1991, 1998 and 2001) ended between the months of November and February. Oil services companies and oil producers have very low valuations and are well positioned, especially with their strong balance sheets, for the resumption of strong profit growth once the global economy rebounds. We also see similar opportunities among the industrial materials and infrastructure companies. A rebound in commodity prices, coupled with President Obama’s stimulus proposal, will create significantly improved sentiment among these deeply undervalued equities.

In contrast to the Fund’s energy theme, healthcare and medical stocks were very helpful in 2008. Companies like Abbot Laboratories (ABT), AmerisourceBergen Corp. (ABC), and Cardinal Health, Inc. (CAH) had a positive influence on the Fund, given the strong decline in Energy and Commodity stocks.

Going forward, the Fund continues to emphasize healthcare and medical stocks, along with some select technology stocks such as Apple, Inc. (AAPL) and Google, Inc. (GOOG). As valuations for traditional growth stocks stay very compelling, we believe strong new product cycles will emerge. Finally, we believe that the carnage in the financial sector is starting to settle, and we feel that opportunities among the survivors, especially among the non-bank financials such as Chicago Mercantile Exchange (CME) and the IntercontinentalExchange, Inc. (ICE), may be positioned to rebound.

In conclusion, 2008 was a terrible year, but it has created numerous opportunities for capital appreciation. The backdrop of panic, forced liquidation, low interest rates and economic stimulus creates a powerful risk/reward structure to see attractive returns in 2009.

3

JORDAN OPPORTUNITY FUND

A MESSAGE TO OUR SHAREHOLDERS

DECEMBER 31, 2008

Please feel free to contact us, or visit our website, www.jordanopportunity.com, if you have any comments or questions.

Sincerely,

Gerald R. Jordan

President & Portfolio Manager

The views in this report were those of the Fund manager as of December 31, 2008 and may not reflect his views on the date this report is first published or anytime thereafter. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. Holdings and allocations are subject to risks and to change. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

The Fund’s investment parameters are diverse and as such may be subject to different forms of investment risk such as non-diversification risk, concentration risk, small- and medium-sized company risk, interest rate risk, high yield/lower rated bonds and foreign securities risk, and lastly, the Fund may use derivatives such as options to increase its exposure to certain securities. Please see the prospectus for a more detailed discussion of the risks that may be associated with the Fund.

4

JORDAN OPPORTUNITY FUND

PERFORMANCE CHART AND ANALYSIS

DECEMBER 31, 2008

The graph and table on the following page reflect the change in value of a hypothetical $10,000 investment in the Jordan Opportunity Fund (the “Fund”), including reinvestment of dividends and distributions, compared with a broad-based securities market index, over the past ten fiscal years. The S&P 500 Index (the “Index”) is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Index does not include expenses. The Fund is professionally managed while the Index is unmanaged and investors cannot invest directly in the Index.

On January 21, 2005, a limited partnership managed by Hellman, Jordan Management Co., Inc., the Fund’s sub-adviser, reorganized into the Fund. This limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund. The Fund’s performance for periods prior to January 2005 is that of the limited partnership. The limited partnership’s expenses during the periods presented were higher than the Fund’s expense ratio. The limited partnership was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, would have adversely affected its performance.

5

JORDAN OPPORTUNITY FUND

PERFORMANCE CHART AND ANALYSIS

DECEMBER 31, 2008

Jordan Opportunity Fund vs. S&P 500 Index

Average Annual Total Return on 12/31/08	One Year	Five Years	Ten Years
Jordan Opportunity Fund	(37.44)%	1.27%	4.96%
S&P 500 Index	(37.00)%	(2.19)%	(1.38)%

Investment Value on 12/31/08
Jordan Opportunity Fund	$16,235
S&P 500 Index	$8,700

Past performance is not predictive of, nor a guarantee of future results. Results of an investment made today may differ substantially from the Fund’s historical performance. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or

6

JORDAN OPPORTUNITY FUND

PERFORMANCE CHART AND ANALYSIS

DECEMBER 31, 2008

less than their original cost. As stated in the current prospectus, the Fund’s projected annual operating expense ratio (gross) is 2.12%. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee, subject to limited exceptions, which are more fully described in the Fund’s prospectus. During the reporting period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For most recent month end performance, please call (800) 441-7013.

7

JORDAN OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2008

Shares	Security Description	Value
Common Stock – 72.7%
Alternative Energy – 6.0%
38,470	Consol Energy	$1,099,473
253,220	JA Solar Holdings Co., Ltd. ADR(a)	1,106,571
81,550	Peabody Energy Corp.	1,855,262

		4,061,306

Commercial Services – 1.2%
40,190	SAIC, Inc.(a)	782,901

Financial – 8.3%
6,650	CME Group, Inc.	1,383,932
19,110	Franklin Resources, Inc.	1,218,836
26,760	Hatteras Financial Corp.	711,816
17,820	IntercontinentalExchange, Inc.(a)	1,469,081
22,460	T Rowe Price Group, Inc.	795,982

		5,579,647

Health Care – 5.2%
15,910	Biogen Idec, Inc.(a)	757,793
15,600	Genzyme Corp.(a)	1,035,372
15,460	Gilead Sciences, Inc.(a)	790,624
72,390	Hologic, Inc.(a)	946,137

		3,529,926

Industrial – 4.9%
118,250	ABB, Ltd., ADR	1,774,933
31,220	Foster Wheeler, Ltd.(a)	729,924
17,190	Jacobs Engineering Group, Inc.(a)	826,839

		3,331,696

Information Technology – 3.5%
7,624	Google, Inc., Class A(a)	2,345,524

Materials – 6.3%
39,620	ArcelorMittal	974,256
19,840	Monsanto Co.	1,395,744
40,480	Nucor Corp.	1,870,176

		4,240,176

Shares	Security Description	Value
Oil & Gas Services – 18.1%
23,870	ConocoPhillips	$1,236,466
42,330	Diamond Offshore Drilling, Inc.	2,494,930
81,560	Halliburton Co.	1,482,761
22,250	Occidental Petroleum Corp.	1,334,778
66,540	Schlumberger, Ltd.	2,816,638
68,000	Smith International, Inc.	1,556,520
27,050	Transocean, Ltd.(a)	1,278,113

		12,200,206

Pharmaceuticals – 7.3%
19,060	Abbott Laboratories	1,017,232
44,610	AmerisourceBergen Corp.	1,590,793
42,430	Cardinal Health, Inc.	1,462,562
10,610	Cephalon, Inc.(a)	817,394

		4,887,981

Technology – 7.3%
15,750	Apple, Inc.(a)	1,344,262
33,270	CACI International, Inc., Class A(a)	1,500,144
106,980	Microsoft Corp.	2,079,691

		4,924,097

Telecommunications – 4.6%
67,260	Cisco Systems, Inc.(a)	1,096,338
87,480	The Walt Disney Co.	1,984,921

		3,081,259

Total Common Stock (Cost $61,817,702)		48,964,719

Investment Companies – 11.0%
280,430	iShares Silver Trust(a)	3,154,838
336,450	Financial Select Sector SPDR Fund	4,245,999

Total Investment Companies (Cost $6,818,946)		7,400,837

See Notes to Financial Statements.

8

JORDAN OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2008

Number of Contracts		Strike Price	Expiration Date	Value
Purchased Put Options – 0.5%
500	iShares Nasdaq Bio- technology Index(a)	70	01/21/09	$92,500
4,000	Powershares QQQ(a)	29	01/21/09	276,000

Total Purchased Put Options
	(Cost $596,580)			368,500

Total Investments – 84.2%
	(Cost $69,233,228)*			$56,734,056

Other Assets & Liabilities, Net – 15.8%				10,655,518

NET ASSETS – 100.0%				$67,389,574

(a)	Non-income producing security.

ADR American Depositary Receipt

*	Cost for Federal income tax purposes is $71,888,229 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$2,065,533
Gross Unrealized Depreciation	(17,219,706)

Net Unrealized Appreciation (Depreciation)	$(15,154,173)

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2008. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to Note 2 – Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$56,734,056
Level 2 – Other Significant Observable Inputs	—
Level 3 – Significant Unobservable Inputs	—

Total Investments	$56,734,056

PORTFOLIO HOLDINGS

% of Total Investments

Alternative Energy	7.2%
Commercial Services	1.4%
Financial	9.8%
Health Care	6.2%
Industrial	5.9%
Information Technology	4.1%
Materials	7.5%
Oil & Gas Services	21.5%
Pharmaceuticals	8.6%
Technology	8.7%
Telecommunications	5.4%
Investment Companies	13.0%
Purchased Put Options	0.7%

100.0%

See Notes to Financial Statements.

9

JORDAN OPPORTUNITY FUND

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2008

ASSETS
Total investments, at value (Cost $69,233,228)	$56,734,056
Cash	10,864,649
Receivables:
Fund shares sold	221,131
Investment securities sold	4,835,227
Dividends and interest	93,609
Prepaid expenses	7,197

Total Assets	72,755,869

LIABILITIES
Payables:
Investment securities purchased	5,154,198
Fund shares redeemed	51,081
Accrued liabilities:
Investment advisory fees	56,903
Fund service fees	43,319
Professional fees	39,999
Compliance services fees	4,280
Trustees’ fees and expenses	48
Other expenses	16,467

Total Liabilities	5,366,295

NET ASSETS	$67,389,574

COMPONENTS OF NET ASSETS
Paid-in capital	$122,377,053
Accumulated net realized gain (loss) on investments	(42,488,307)
Net unrealized appreciation (depreciation) on investments	(12,499,172)

NET ASSETS	$67,389,574

NET ASSET VALUE AND OFFERING PRICE PER SHARE Based on net assets of $67,389,574 and 8,902,342 shares outstanding at $0.000 par value (unlimited shares authorized)	$7.57

See Notes to Financial Statements.

10

JORDAN OPPORTUNITY FUND

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2008

INVESTMENT INCOME
Dividend income (net of foreign withholding taxes of $147)	$1,075,925
Interest income	125,509

Total Investment Income	1,201,434

EXPENSES
Investment adviser fees	987,708
Fund service fees (Note 3)	252,340
Custodian fees	38,746
Registration fees	23,562
Professional fees	76,354
Trustees’ fees and expenses	3,289
Compliance services fees	43,446
Shareholder report expense	23,947
Miscellaneous expenses	4,056

Total Expenses	1,453,448
Fees waived and reimbursed	(58,221)

Net Expenses	1,395,227

NET INVESTMENT INCOME (LOSS)	(193,793)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(41,350,114)
Written Options	(314,062)

Net realized gain (loss)	(41,664,176)

Net change in unrealized appreciation (depreciation):
Investments	(18,706,490)
Written Options	329,189

Net change in unrealized appreciation (depreciation)	(18,377,301)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(60,041,477)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(60,235,270)

See Notes to Financial Statements.

11

JORDAN OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2008	Year Ended December 31, 2007
OPERATIONS
Net investment income (loss)	$(193,793)	$(123,876)
Net realized gain (loss) on investments and written options	(41,664,176)	2,072,154
Net change in unrealized appreciation (depreciation) on investments and written options	(18,377,301)	3,778,651

Increase (Decrease) in Net Assets from Operations	(60,235,270)	5,726,929

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gains	(60,104)	(2,667,900)

CAPITAL SHARE TRANSACTIONS
Sale of shares	180,319,182	10,115,267
Reinvestment of distributions	56,108	2,586,575
Redemption of shares	(88,145,659)	(3,209,218)
Redemption fees	176,103	4,775

Increase (Decrease) from Capital Share Transactions	92,405,734	9,497,399

Increase (Decrease) in Net Assets	32,110,360	12,556,428
NET ASSETS
Beginning of year	35,279,214	22,722,786

End of year(a)	$67,389,574	$35,279,214

SHARE TRANSACTIONS
Sale of shares	14,351,143	799,316
Reinvestment of distributions	7,422	212,712
Redemption of shares	(8,369,185)	(277,634)

Increase (Decrease) in Shares	5,989,380	734,394

(a)	Amount includes accumulated undistributed (distributions in excess of) net investment income of $0 and $0, respectively.

See Notes to Financial Statements.

12

JORDAN OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	Year ended December 31, 2008	Year ended December 31, 2007	Year ended December 31, 2006	January 21, 2005(a) through December 31, 2005
NET ASSET VALUE, Beginning of Period	$12.11	$10.43	$10.62	$10.00

INVESTMENT OPERATIONS
Net investment income (loss)(b)	(0.02)	(0.06)	(0.07)	(0.11)
Net realized and unrealized gain (loss) on investments and written options	(4.53)	2.75	1.10	1.76

Total from Investment Operations	(4.55)	2.69	1.03	1.65

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	(0.01)	(1.01)	(1.22)	(1.03)

Redemption fees(b)	0.02	— (c)	— (c)	—

NET ASSET VALUE, End of Period	$7.57	$12.11	$10.43	$10.62

TOTAL RETURN(d)	(37.44)%	25.79%	9.49%	16.53%

RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$67,390	$35,279	$22,723	$22,117
Ratios to Average Net Assets(e):
Net expenses	1.41%	1.54%	2.05%	1.94%
Gross expenses(f)	1.47%	2.05%	2.09%	2.15%
Net investment income (loss)	(0.20)%	(0.46)%	(0.66)%	(1.09)%

PORTFOLIO TURNOVER RATE(d)	352%	189%	304%	384%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $0.01 per share.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

13

JORDAN OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

Note 1.  Organization

The Jordan Opportunity Fund (the “Fund”) is a non-diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. As of December 31, 2008, the Trust had twenty-eight investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on January 21, 2005. The Fund seeks capital appreciation by investing primarily in publicly traded stocks of U.S. companies irrespective of market capitalization size.

Note 2.  Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and asked prices provided by independent pricing services. Exchange-traded options for which there were no sales reported that day are generally valued at the last sale or official closing price as reported by an independent pricing service on the exchange on which they are primarily traded. Options not traded on an exchange are generally valued at broker-dealer bid quotations. Shares of open-end investment companies are valued at net asset value. Short-term instruments that mature in sixty days or less may be valued at amortized cost.

14

JORDAN OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value (“NAV”) than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependant upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical assets

Level 2 – other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of December 31, 2008, for the Fund’s investments is included at the end of the Fund’s schedule of investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium and discount is amortized and accreted in accordance with generally accepted accounting principles. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Options – When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized

15

JORDAN OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

Distributions to Shareholders – Distributions to shareholders of net investment income if any are declared and paid at least quarterly. Distributions to shareholders of capital gains if any are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

As of December 31, 2008, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The

16

JORDAN OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

Fund’s Federal tax returns filed in the three-year period ended December 31, 2008, remain subject to examination by the Internal Revenue Service.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Redemption Fees – A shareholder who redeems or exchanges shares within 60 days of purchase will incur a redemption fee of 2.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or waive the fee at any time. There are limited exceptions to the imposition of the redemption fee.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

New Accounting Pronouncements – In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”), was issued and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

Note 3.  Advisory Fees, Servicing Fees and Other Transactions with Related Parties

Investment Adviser – Windowpane Advisors, LLC (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund’s average daily net assets.

17

JORDAN OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

Sub-Adviser – Hellman, Jordan Management Co. (the “Sub-Adviser”) is the sub-adviser to the Fund. The sub-advisory fee, calculated as a percentage of the Fund’s average daily net assets, is paid by the Adviser.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser or with Atlantic Fund Administration, LLC (“Atlantic”) or their affiliates. The Distributor receives no compensation from the Fund for its distribution services.

Other Service Providers – As of June 2, 2008, as to fund accounting and fund administration, and on June 16, 2008, as to transfer agency, Atlantic provides those services to the Fund. Pursuant to an Atlantic services agreement, the Fund pays Atlantic a bundled fee for administration, fund accounting and transfer agency services at an annual rate of: 0.12% on the first $150 million in Fund assets, 0.075% on the next $150 million in Fund assets, 0.05% on the next $300 million in Fund assets, 0.03% on the next $400 million in Fund assets and 0.02% on Fund assets exceeding $1 billion. The base fee is subject to an annual minimum of $135,000. The fee is accrued daily by the Fund and is paid monthly based on the average net assets, transactions and positions for the previous month. The Fund’s transfer agent and fund accountant also receive certain shareholder account fees, surcharges and out-of-pocket expenses.

Atlantic provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

For the period January 1, 2008 through June 1, 2008, as to fund accounting and fund administration and through June 15, 2008, as to transfer agency, Citigroup Fund Services, LLC provided these services to the Fund.

For the period January 1, 2008 through June 1, 2008, Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provided a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Fund. FCS had no role in determining the investment policies of, or the securities to be purchased or sold by the Trust or the Fund. Certain officers or employees of FCS were also officers of the Trust. The Principal Executive Officer was an affiliate of the Distributor due to his ownership in the Distributor.

18

JORDAN OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $12,000 for service to the Trust ($15,000 for the chairman), plus $1,500 for each regular Board meeting attended ($2,500 for the chairman), $500 for each short special Board meeting attended ($750 for the chairman) and $1,500 for each major special Board meeting attended ($2,250 for the chairman). The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Fund are also officers or employees of the above named service providers, and during their Fund terms of office received no compensation from the Fund.

Note 4.  Waiver of Fees

During the year, the Adviser voluntarily agreed to waive and reimburse a portion of their fees. These voluntary waivers and reimbursements may be reduced or eliminated at any time. For the year ended December 31, 2008, fees waived and reimbursed were $58,221.

Note 5.  Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments for the year ended December 31, 2008, were $412,883,477 and $308,728,811, respectively.

Note 6.  Federal Income Tax and Investment Transactions

Distributions during the fiscal years ended as noted were characterized for tax purposes as follows:

	2008	2007
Ordinary Income	$60,104	$1,897,844
Long-Term Capital Gain	—	770,056

Total	$60,104	$2,667,900

As of December 31, 2008, distributable earnings (accumulated loss) on a tax basis were as follows:

Capital and Other Losses	$(39,833,306)
Unrealized Appreciation (Depreciation)	(15,154,173)

Total	$(54,987,479)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities is primarily due to wash sales.

19

JORDAN OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

For tax purposes, the current year post-October loss was $18,210,015. This loss will be recognized for tax purposes on the first business day of the Fund’s next year.

As of December 31, 2008, the Fund had capital loss carryovers to offset future capital gains of $21,623,291, expiring in 2016.

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended December 31, 2008. The following reclassification was the result of net operating losses, and has no impact on the net assets of the Fund.

Accumulated Net Investment Income (Loss)	$193,793
Undistributed Net Realized Gain (Loss)	6
Paid-In-Capital	(193,799)

Note 7.  Written Option Transactions

Transactions in options written during the year ended December 31, 2008 were as follows:

Calls
	Number of Contracts	Premiums
Outstanding, December 31, 2007	147	$521,321
Options written	—	—
Options purchased	—	—
Options terminated in closing transactions	147	521,321
Options exercised	—	—
Options expired	—	—

Outstanding, December 31, 2008	—	$—

20

JORDAN OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

Note 8.  Change in Independent Registered Public Accounting Firm

The Board, with the approval and recommendation of the Audit Committee, selected Briggs, Bunting & Dougherty, LLP (“BBD”) to replace Deloitte & Touche, LLP (“D&T”), as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ending December 31, 2008. D&T resigned subsequent to the Board’s approval of BBD. Throughout D&T’s tenure, including the Fund’s two most recent fiscal periods, the Fund had no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, and there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934. With respect to the Fund, D&T’s audit opinions, including the past two fiscal periods, have not contained either an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Fund and D&T on accounting principles, financial statement disclosure or audit scope, which, if not resolved to the satisfaction of D&T would have caused D&T to make reference to the disagreement in D&T report. During the last two fiscal years of the Fund, neither the Fund nor anyone on its behalf has consulted BBD on items concerning the application of accounting principles to a specified transaction (either completed or proposed) or the type of audit opinion that might be rendered on the Fund’s financial statements, or concerning the subject of a disagreement of the kind described in Item 304(a)(1)(iv) of Regulation S-K or reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K.

Note 9.  Subsequent Event

Upon the recommendation of the Adviser, the Board of Trustees approved a proposed Agreement and Plan of Reorganization among the Trust, Professionally Managed Portfolios (“PMP”) and Windowpane Advisers, LLC (the “Plan”) subject to shareholder approval . A proxy statement on Schedule 14A for the transaction has been filed with the Securities and Exchange Commission. If shareholders approve the proposed Plan, the Fund will be reorganized into a newly created series of PMP and the shareholders of the Fund will become shareholders of the PMP series. The proposed reorganization will not result in a taxable event for shareholders of the Fund, a change in the investment advisers to the Fund, or any change to the Fund’s investment objective, strategies or policies.

21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds and the Shareholders of

Jordan Opportunity Fund

We have audited the accompanying statement of assets and liabilities of Jordan Opportunity Fund, a series of shares of beneficial interest in the Forum Funds, including the schedule of investments, as of December 31, 2008, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2007 and the financial highlights for each of the years or period in the three-year period ended December 31, 2007 were audited by other auditors whose report dated February 26, 2008, expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Jordan Opportunity Fund as of December 31, 2008, and the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

February 25, 2009

22

JORDAN OPPORTUNITY FUND

ADDITIONAL INFORMATION (Unaudited)

DECEMBER 31, 2008

Investment Advisory Agreement Approval

At the December 12, 2008 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement between the Trust and the Adviser and the sub-advisory agreement between the Adviser and the Sub-Adviser with respect to the Fund (the “Advisory and Sub-Advisory Agreements”). In evaluating the Advisory and Sub-Advisory Agreements for the Fund, the Board reviewed materials furnished by the Adviser, Sub-Adviser and Atlantic, including information regarding the Adviser’s and the Sub-Adviser’s personnel, operations and financial conditions. Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Fund by the Adviser and the Sub-Adviser, including information on the investment performance of the Adviser and the Sub-Adviser; (2) the costs of the services to be provided and profitability to the Adviser and the Sub-Adviser with respect to its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee would enable the Fund’s investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser and the Sub-Adviser from their relationships with the Fund. In their deliberations, the Board did not identify any particular information that was all-important or controlling and attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

Nature, Extent and Quality of the Services

The Board received a presentation from the Adviser and the Sub-Adviser and discussed the Adviser’s and Sub-Adviser’s personnel, operations and financial condition. Specifically, the Board considered the adequacy of the Adviser’s and the Sub-Adviser’s resources and quality of services provided by the Adviser and Sub-Adviser under the Advisory and Sub-Advisory Agreements. The Board reviewed the Adviser’s financial statements, noting the Adviser’s representation that the firm was financially stable.

The Board noted that, under the Sub-Advisory Agreement, the Sub-Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund’s investment objective and policies, subject to the Adviser’s oversight. The Board considered the

23

JORDAN OPPORTUNITY FUND

ADDITIONAL INFORMATION (Unaudited)

DECEMBER 31, 2008

quality of the investment research capabilities of the Sub-Adviser and other resources dedicated to performing services for the Fund and the experience and professional background of the portfolio managers and other personnel at the Sub-Adviser who would have principal responsibility for the Fund’s investments. The Board also considered the investment philosophy and decision-making processes of those professionals; the capability and integrity of the Adviser’s and Sub-Adviser’s senior management and staff; and the quality of the Adviser’s and Sub-Adviser’s services with respect to regulatory compliance and compliance with client investment policies and restrictions.

The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser and Sub-Adviser.

Costs of Services and Profitability

The Board considered information provided by the Adviser regarding its costs of services and profitability with respect to the Fund. The Board also considered the Adviser’s financial information. The Board concluded that the level of the Adviser’s profits attributable to management of the Fund was reasonable in light of the services provided by the Adviser on behalf of the Fund and that the Adviser was sufficiently financially stable to provide services to the Fund.

Compensation

The Board considered the Adviser’s compensation for providing advisory services to the Fund and analyzed comparative information on fees and total expenses of similar mutual funds. The Board noted that the Adviser’s actual advisory fee rate was higher than the median advisory fee for funds in its Lipper Inc. peer group. The Board also noted that the Fund’s actual total expense ratio was higher than the median expense ratio for its Lipper Inc. peer group. The Adviser noted that since January 2007 it and the Sub-Adviser have voluntarily lowered their management fees and had been absorbing certain fees and expenses. In light of these factors, the Board concluded that the advisory fee charged to the Fund was reasonable.

Performance

In connection with a presentation by the Adviser regarding its approach to managing the Fund, the Board considered the Fund’s performance. The Board noted the Fund’s performance and noted that the Fund had outperformed the S&P 500 Index benchmark for the one-, three- and five-year periods ended

24

JORDAN OPPORTUNITY FUND

ADDITIONAL INFORMATION (Unaudited)

DECEMBER 31, 2008

September 30, 2008. After discussion of the Fund’s performance relative to its peers and benchmark, the Board concluded that the Fund’s performance was acceptable.

Economies of Scale

The Board considered whether the Fund would benefit from any economies of scale. In this respect, the Board noted the Adviser’s representation that the Fund will benefit from economies of scale as assets grow, but the Adviser currently is not contemplating breakpoints or changes in fees.

Other Benefits

The Board noted the Adviser’s and Sub-Adviser’s representations that, except for management fees received from the Fund, the Adviser and Sub-Adviser have not realized any other benefits from its relationship with the Fund. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser and the Sub-Adviser from their relationships with the Fund were not a material factor to consider in approving the continuation of the Advisory and Sub-Advisory Agreements.

Conclusion

Prior to voting, the Board reviewed a memorandum from Fund Counsel discussing the legal standards applicable to its consideration of the Advisory Agreement and the Sub-Advisory Agreement. The Board also discussed the proposed approval of the continuance of the Advisory Agreement and the Sub-Advisory Agreement. Based upon its review, the Board (including a majority of the Independent Trustees) concluded that the overall arrangement between the Fund and the Adviser, as provided in the Advisory Agreement, is fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant in the exercise of its reasonable business judgment.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (800) 441-7013 and on the SEC’s website at www.sec.gov. The Fund’s proxy voting records for the twelve-month period ended June 30, is available, without charge and upon request, by calling (800) 441-7013, on the Fund’s website at www.jordanopportunity.com and on the SEC’s website at www.sec.gov.

25

JORDAN OPPORTUNITY FUND

ADDITIONAL INFORMATION (Unaudited)

DECEMBER 31, 2008

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available, without charge and upon request, on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 through December 31, 2008.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

26

JORDAN OPPORTUNITY FUND

ADDITIONAL INFORMATION (Unaudited)

DECEMBER 31, 2008

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, is these transactional costs had been included, your costs would have been higher.

	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000.00	$568.39	$5.80	1.47%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.75	$7.46	1.47%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 366, to reflect the half-year period.

Federal Tax Status of Dividends Declared during the Tax Year

Income Dividends – For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Fund designates 11.71% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 11.49% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code. The Fund also designates 99.99% as qualified short-term capital gain dividends exempt from U.S. tax for foreign shareholders (QSD).

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for shareholders. The following table provides information about each Board member and certain officers of the Trust. The Trustees listed also serve in

27

JORDAN OPPORTUNITY FUND

ADDITIONAL INFORMATION (Unaudited)

DECEMBER 31, 2008

the capacities noted below for Monarch Funds. Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic. Mr. Keffer is also an Interested Director of Wintergreen Fund, Inc. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine, 04101, unless otherwise indicated. Each Trustee oversees twenty-eight portfolios in the Trust. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (800) 441-7013.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Compliance Committee, Nominating Committee and Qualified Legal Compliance Committee	Trustee since 1989 (Chairman since 2004)	Retired; Partner, Wolf, Block, Schorr and Solis-Cohen, LLP (law firm) 2002-2003; Partner, Thelen Reid & Priest LLP (law firm) 1995-2002.

Costas Azariadis Born: 1943	Trustee; Chairman, Valuation Committee	Since 1989	Professor of Economics, Washington University (effective 2006); Professor of Economics, University of California-Los Angeles 1992-2006.

James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.

28

JORDAN OPPORTUNITY FUND

ADDITIONAL INFORMATION (Unaudited)

DECEMBER 31, 2008

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years

Interested Trustee
John Y. Keffer[1] Born: 1942	Trustee; Chairman, Contracts Committee	Since 1989	Chairman, Atlantic Fund Administration, LLC since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company) since 1997; President, Citigroup Fund Services, LLC (Citigroup) 2003-2005; President, Forum Financial Group, LLC (“Forum”) (a fund services company acquired by Citibank, N.A.) 1986-2003.
Officers
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since June 2008	President, Atlantic Fund Administration, LLC since 2008; Director, Consulting Services, Foreside Fund Services, January 2007-September 2007; Elder Care June 2005-December 2006; Director, Fund Accounting, Citigroup December 2003-May 2005; Director/Senior Manager/Manager, Accounting, Forum Financial Group April 1992-November 2003; Auditor, Ernst & Young May 1988-March 1992.

29

JORDAN OPPORTUNITY FUND

ADDITIONAL INFORMATION (Unaudited)

DECEMBER 31, 2008

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years

Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since July 2008	Senior Manager, Atlantic Fund Administration, LLC since 2008; Section Manager/Vice President, Enterprise Support Services, Citigroup December 2003-July 2008; Senior Manager, Support and Fund Accounting, Forum Financial Group, August 1994-December 2003.

Gale Bertrand Born: 1964	Vice President	Since July 2008	Senior Manager, Atlantic Fund Administration, LLC since 2008; Department Manager/Senior Vice President, Enterprise Support Services, Citigroup December 2003-July 2008; Director, Support, Senior Manager Fund Accounting, Forum Financial Group, March 1990-December 2003.

Lina Bhatnagar Born: 1971	Secretary	Since June 2008	Senior Administration Specialist, Atlantic Fund Administration, LLC since May 2008; Regulatory Administration Specialist, Citigroup, June 2006-May 2008; Money Market/Short Term Trader, Wellington Management, 1996- 2002.

[1]

Since 1997, John Y. Keffer has been president and owner of Forum Trust, LLC, a state chartered, non-depository bank; and vice chairman and trustee of the Trust. Atlantic Fund Administration, LLC, is a subsidiary of Forum Trust, LLC.

30

FOR MORE INFORMATION

Jordan Opportunity Fund

A WINDOWPANE ADVISED FUND

Investment Advisor

Windowpane Advisors, LLC

One America Plaza

600 West Broadway, Suite 1225

San Diego, California 92101

www.windowpanefunds.com

Transfer Agent

Atlantic Fund Administration, LLC

P.O. Box 588

Portland, ME 04112

Distributor

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

Jordan Opportunity Fund

P.O. Box 588

Portland, ME 04112

www.jordanopportunity.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management and other information.

205-ANR-1208

ANNUAL REPORT

December 31, 2008

http://www.polarisfunds.com

(888) 263-5594

POLARIS GLOBAL VALUE FUND

A MESSAGE TO OUR SHAREHOLDERS

DECEMBER 31, 2008

Dear Fellow Shareholder,

For the year ended December 31, 2008, the Polaris Global Value Fund (“the Fund”) had a total return of -46.19%, while the MSCI World Index, net, the Fund’s benchmark, dropped -40.71%. Prior to 2008, the Fund’s performance history experienced only one calendar year of performance declining greater than -10% (1990: -11.74%), while the MSCI World Index experienced four calendar year returns greater than -10%, three of which were greater than -15% (2002: -19.89%, 2001: -16.82%, 2000: -13.18%, 1990: -17.02%).

Volatility continued to hamper stock exchanges worldwide: the financial institution upheaval affected the general economy. Focused on identifying conservatively-managed companies, with strong earnings potential and sustainable free cash flow, the Fund successfully avoided direct investment in mismanaged financial companies. However, selection of better managed companies did not matter, as stocks in almost every market sector fell in reaction to these recent developments.

The 10-, 15- and inception-to-date (7/31/89) returns continued to exceed the benchmark. The Fund’s returns have been accompanied by lower market risk, as measured by the beta statistic of 0.86 since the Fund’s inception (volatility measurement relative to the MSCI World Index).

The following table summarizes total returns through December 31, 2008.

						As of December 31, 2008
	YTD	QIV	QIII	QII	QI	1 Yr	3 Yrs	5 Yrs	10 Yrs	15 Yrs	ITD
Polaris Global Value Fund	-46.19%	-24.37%	-15.02%	-12.43%	-4.40%	-46.19%	-13.66%	-2.53%	4.18%	7.40%	7.56%
MSCI World Index, net dividends reinvested	-40.71%	-21.77%	-15.25%	-1.66%	-9.06%	-40.71%	-8.10%	-0.51%	-0.64%	4.53%	4.39%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month end performance, please visit the Fund’s website at www.polarisfunds.com. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.19%. Shares redeemed or exchanged within 180 days of purchase will be charged a 1.00% fee. Fund performance shown for periods of 180 days or less does not reflect this fee; otherwise, if reflected, the returns would have been lower. Returns greater than 1 year are annualized. See page 5 for additional disclosure.

2008 PERFORMANCE ANALYSIS:

Of the entire decline in 2008, approximately 70% was due to four sectors that contributed about equal amounts (7-9%) to performance: financials, industrials, consumer discretionary and materials, in order of importance. Country and industry factors had a pronounced impact on individual holdings. The Fund’s research focused on companies with strong cash flows and low debt levels; yet in some instances, individual stock fundamentals were overwhelmed by country and industry factors.

Such an effect was evidenced in financials, as the entire sector declined due to large institutional failures (none of which were held by the Fund) and questions surrounding U.S. bank bailout programs. Such concerns also affected bank performance in the UK, Ireland and Belgium. It is worth noting that the Fund’s financial holdings

1

POLARIS GLOBAL VALUE FUND

A MESSAGE TO OUR SHAREHOLDERS

DECEMBER 31, 2008

materially outperformed the MSCI World Index financials benchmark for the year ending 2008, primarily due to gains in some U.S. banks and recently purchased insurance companies. Please note that all current and future portfolio holdings are subject to risk.

The Fund’s portfolio stocks generally avoided subprime/overleveraged conditions, keeping fundamentals (strong balance sheets, good customer funding and clean loan portfolios) intact, yet stock prices dropped. Fund management believes holding select financial stocks at such depressed valuations may invariably result in strong performance over the long term. Positive signs within these investments have been evidenced by 1) relatively stable second quarter thrift/regional bank earnings and 2) outperformance in the third quarter.

Knowing the portfolio held stocks benefiting from global growth, Fund management invested in more defensive sectors to balance this exposure, which helped performance in certain financials, information technology, telecommunication services and utilities. Consequently, companies in these sectors had more stable cash flows unaffected by current economic volatility. The holdings in these sectors not only protected value, but also provided diversification in these times of market turbulence.

Many of these companies were based in Japan, including telephone operator KDDI Corporation, utility companies Kansai Electric Power and Tokyo Electric Power and within consumer staples, Meiji Dairies and Asahi Breweries. In the depressed consumer discretionary market, Culture Convenience, a Japan-based holding company in the operation of video/music rental chains, also gained substantially. The Japanese Yen appreciation further helped domestic-oriented stocks.

Offsetting these gains, U.S. healthcare holdings were negatively impacted by concerns about reimbursement, cost ratios and rising medical costs, which slowed earnings growth. The U.S. flu season increased utilization of healthcare; costs rose accordingly, but were not yet offset by insurance premium increases. Once healthcare organizations re-price premiums in early 2009 and address medical cost increases, earnings may stabilize.

Consumer discretionary results were negatively affected by UK homebuilders, which underperformed due to house and land price declines triggered by reduced mortgage lending and buyer apprehension. Fund management believes the market unfavorably compared British homebuilders to their U.S. counterparts. The dramatic drop in homebuilder valuations anticipates more drastic declines in fundamentals than Fund management believes to be realistic over the next three to five years. Thus far, these companies have preserved cash flow by rapidly decreasing costs, quickly controlling new building to match decreasing sales rates and paying down debt, all of which have allowed the firms to avoid issuing new equity at depressed valuations thus preventing dilution. The Fund continued to invest cautiously in consumer-oriented sectors, favoring select companies with substantial free cash flow and strong corporate teams.

Global economic concerns and constrained credit dampened demand for goods and services. Materials and industrials were negatively impacted as a result. Depressed materials stock prices were evident worldwide, ranging from Australia’s diversified commodities company, BHP Billiton, and U.S. industrial gas manufacturer Praxair to South Africa holdings, Metorex and Sappi.

A hallmark of Fund management’s stock selection strategy is to pinpoint companies that have flexible business models with a base level of service business, not solely new growth business. If a crane, elevator, escalator or factory stops running entirely, those critical elements will have to be repaired or replaced with new parts. As such, service businesses within the industrial sector historically have provided strong margins and sustainable cash flow even in the worst of economic conditions.

2

POLARIS GLOBAL VALUE FUND

A MESSAGE TO OUR SHAREHOLDERS

DECEMBER 31, 2008

ASSET ALLOCATION:

The following table shows the Fund’s asset allocation on December 31, 2008.

	Polaris Global Value Fund Asset Allocation
	World Market Weighting	Portfolio Weighting	Energy	Utilities	Materials	Industrials	Consumer Discretion'y	Consumer Staples	Health Care	Financials	Information Technology	Telecom. Services	Other	Cash
N. America	53.61%	39.30%	0.29%	4.43%	3.54%	8.35%	0.00%	0.00%	3.51%	18.67%	0.00%	0.51%	0.00%	0.00%
Japan	11.71%	13.92%	0.00%	2.19%	2.52%	3.29%	0.69%	3.83%	0.00%	0.00%	0.00%	1.40%	0.00%	0.00%
Other Asia	4.24%	6.27%	0.51%	0.00%	1.56%	0.00%	0.00%	0.00%	0.00%	0.00%	1.90%	2.30%	0.00%	0.00%
Europe	28.18%	25.97%	0.78%	0.00%	5.74%	5.32%	6.60%	1.35%	0.00%	6.19%	0.00%	0.00%	0.00%	0.00%
Scandinavia	2.25%	8.49%	0.00%	0.00%	0.00%	4.64%	1.23%	0.00%	0.00%	2.63%	0.00%	0.00%	0.00%	0.00%
Africa & S. America	0.00%	1.85%	1.58%	0.00%	0.26%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Cash	0.00%	4.20%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	4.20%

Industry Totals		100.00%	3.15%	6.63%	13.63%	21.59%	8.51%	5.18%	3.51%	27.49%	1.90%	4.21%	0.00%	4.20%

Market Weighting	100.00%		11.63%	5.73%	5.84%	10.92%	8.87%	11.09%	11.86%	18.58%	10.23%	5.25%	0.00%	0.00%

Table may not foot due to rounding

Fund management continued to seek better values overseas; consequently, the Fund remained underweight in North America relative to the World Index. The Fund’s Scandinavian and Japanese holdings were weighted greater than the benchmark, while investments in continental Europe were less heavily weighted.

During the year, Fund management sold holdings in the materials and industrials sectors where analysis revealed deterioration in fundamentals in relation to evolving market dynamics. Other stocks were sold when they advanced and reached their valuation limits. By executing such sells, management was able to improve the valuation of the portfolio and reduce exposure in some sectors that may experience further weakness.

Based on the extreme declines in many company valuations worldwide, management is actively making portfolio changes and evaluating a host of new investments.

INVESTMENT ENVIRONMENT AND STRATEGY:

Without clear visibility to an end in the current recession, companies worldwide have reacted with amazing swiftness to reduce their cost basis. Such efforts have created strong macro-economic headwinds, as cutbacks have created more unemployment and contributed to investor pessimism. In light of these developments, Fund management believes the prudent course of action is to remain cautious and watchful of economic trends.

On a brighter note, there are several factors that may provide the needed stimulus for economic improvement. First, oil and other price declines will signal lower heating and transportation costs that previously contributed to material declines in disposable incomes in large consuming countries such as the U.S. During the past few years, oil rose from $25 to $147 a barrel. The negative impact on consumers’ cash flow was underappreciated. Likewise, the stimulative effect of the recent drop in oil below $40 may also be underappreciated.

3

POLARIS GLOBAL VALUE FUND

A MESSAGE TO OUR SHAREHOLDERS

DECEMBER 31, 2008

Although creating more unemployment, companies that are restructuring can stabilize the cost structure of the economy with flexibility to hold up cash flows better than in past recessions. In addition, massive amounts of stimulus are being injected into economies by governments worldwide. All of these actions may ultimately have a positive effect on the economy despite the headwinds each catalyst may represent.

The Fund has been nimble enough to make changes to try to avoid further capital declines, reducing materials exposure, while shifting weightings to companies that have experienced stronger cash flows and low levels of debt. Companies that might experience refinancing difficulties or sustain lower cash flows have been sold.

Fund management has retained positions that may weather further macro-economic declines, with the potential for dramatic increases when the markets return to normalized levels. Fund management strongly believes that valuation declines have overshot the fundamental values of the portfolio companies. Moreover, there is growing evidence that portfolio companies with strong cash flows and manageable debt levels may be growing stronger as the credit crisis persists and competitors struggle or fail. When the economy reaches bottom, and finally turns, the Fund should be well situated with strong performing companies. The value of having fellow mutual fund shareholders and investors who understand and act in accordance with this philosophy cannot be over-emphasized. Investors tend to buy when returns have been positive, and sell when returns turn negative.

In conclusion, 2008 performance was unsatisfactory. Nevertheless, we remain confident that the Fund’s investment philosophy, discipline and current strategy may result in investments that should be fundamentally sound in the current economic crisis. Moreover, the valuations profile of the current portfolio illustrated in the following table represents compelling value.

Portfolio Characteristics (as of December 31, 2008)

	P/E	P/CE	P/BV	Dividend Yield	ROE	ROA	Estimated Free Cash Flow Yield*	SEC 30-Day Standardized Yield
Polaris Global Value Fund[1]	6.6	4.7	1.0	4.6%	15.6	3.8	13.9%	1.84%
MSCI World Index[2]	11.0	6.1	1.4	3.9%	N/A	N/A	N/A	N/A

1	Source: Polaris Capital Management estimates (median of the portfolio holdings)
2	Source: MSCI Blue Book; December 2008

P/E: Price divided by earnings per share

P/CE: Price divided by cash earnings (earnings + depreciation on fixed asset) per share

P/BV: Price divided by the book value per share

Dividend Yield: The median yield associated with the Fund’s holdings and does not reflect the Fund’s yield.

ROE: (return on equity): Earnings divided by book value

ROA: (return on assets): Earnings divided by assets

Free Cash Flow: A measure of financial performance calculated as operating cash flow minus capital expenditures.

Free Cash Flow Yield:

An overall return evaluation ratio of a stock, which standardizes the free cash flow per share a company is expected to earn against its market price per share. The ratio is calculated by taking the free cash flow per share divided by the share price.

*	Free cash flow yield is not a reflection of the Fund’s total return. SEC regulations do not permit the presentation of forecast data.

4

POLARIS GLOBAL VALUE FUND

A MESSAGE TO OUR SHAREHOLDERS

DECEMBER 31, 2008

DIVIDEND AND CAPITAL GAINS DISTRIBUTION UPDATE:

On November 20, 2008, the Polaris Global Value Fund (“Fund”) declared a long term capital gain distribution of $ 0.37512 per share to shareholders of record as of November 19, 2008. The distribution was payable on November 21, 2008. The distribution was made pursuant to Subchapter M of the Internal Revenue Code of 1986, as amended. There was no short term gain distribution declared.

On December 31, 2008, the Fund declared a net investment income dividend of $0.31111 per share for shareholders of record on December 30, 2008. This dividend was paid from interest and dividends received on investments less fund expenses during 2008.

Please note that the net asset value (price) of the Fund was reduced on the day dividends were paid by the amount of the dividend distributions. Most shareholders reinvested their distributions to purchase more shares. After reinvesting the distributions, the shareholders owned more shares at the lower price, making the value of their respective accounts equal to their value just prior to the dividend distributions plus or minus any change due to portfolio fluctuations that day.

We welcome your questions and comments.

Sincerely,

Bernard R. Horn, Jr.

Portfolio Manager

The Fund invests in securities of foreign issuers, including issuers located in countries with emerging capital markets. Investments in such securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. Fund performance includes reinvestment of dividends and capital gains. During the period, some of the Fund’s fees were waived or expenses reimbursed. In the absence of these waivers and reimbursements, performance figures would be lower.

On June 1, 1998, a limited partnership managed by the adviser reorganized into the Fund. The predecessor limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund. The Fund’s performance for the periods before June 1, 1998 is that of the limited partnership and includes the expenses of the limited partnership. If the limited partnership’s performance had been readjusted to reflect the second year expenses of the Fund, the Fund’s performance for all the periods may have been lower. The limited partnership was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.

5

POLARIS GLOBAL VALUE FUND

A MESSAGE TO OUR SHAREHOLDERS

DECEMBER 31, 2008

As of December 31, 2008, the Fund’s largest equity holdings and the percentages they represent in the Fund’s portfolio market value are as follows:

Issuer	Percentage of Market Value
Southwest Bancorp, Inc.	3.28%
Allete, Inc.	3.07%
International Bancshares Corp.	2.87%
Ameris Bancorp	2.69%
Toro Co.	2.54%
Meiji Dairies Corp.	2.50%
Praxair, Inc.	2.46%
Ametek, Inc.	2.42%
Astoria Financial Corp.	2.34%
SK Telecom Co., Ltd.	2.33%
The Chubb Corp.	2.27%
Stewart Information Services Corp.	2.17%
Mac-Gray Corp.	2.11%
Maruichi Steel Tube, Ltd.	2.04%
Muenchener Rueckversicherungs – Gesellschaft AG	1.93%
Samsung Electronics Co., Ltd.	1.93%
Iino Kaiun Kaisha, Ltd.	1.89%
BASF SE	1.89%
CRH PLC	1.84%
Investor AB, Class B	1.82%

The MSCI World, EAFE, and USA Indexes, net dividends reinvested (“MSCI World, net”) measures the performance of a diverse range of global stock markets in the United States, Canada, Europe, Australia, New Zealand and the Far East. The MSCI World, net is unmanaged and does include the reinvestment of dividends, net of withholding taxes. One cannot invest directly in an index or an average.

The views in this report were those of the Fund manager as of December 31, 2008, and may not reflect the views of the manager on the date this letter is second published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investment and do not constitute investment advice.

Foreside Fund Services, LLC, is the Fund’s Distributor.

6

POLARIS GLOBAL VALUE FUND

A MESSAGE TO OUR SHAREHOLDERS

DECEMBER 31, 2008

The Fund’s annual performance as compared to the benchmark is as follows:

Historical Calendar Year Annual Returns (years ended December 31)

	Polaris Global Value Fund	MSCI World Index		Polaris Global Value Fund	MSCI World Index
2008	-46.19%	-40.71%	1998	-8.85%	24.34%
2007	-3.97%	9.04%	1997	34.55%	15.76%
2006	24.57%	20.07%	1996	23.34%	13.48%
2005	10.52%	9.49%	1995	31.82%	20.72%
2004	23.63%	14.72%	1994	-2.78%	5.08%
2003	47.06%	33.11%	1993	25.70%	22.50%
2002	3.82%	-19.89%	1992	9.78%	-5.23%
2001	2.21%	-16.82%	1991	17.18%	18.28%
2000	-5.82%	-13.18%	1990	-11.74%	-17.02%
1999	16.50%	24.93%

7

POLARIS GLOBAL VALUE FUND

PERFORMANCE CHART AND ANALYSIS

DECEMBER 31, 2008

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Polaris Global Value Fund (the “Fund”) compared with the Morgan Stanley Capital International (“MSCI”) World Index (“Index”), net dividends reinvested, over the past 10 fiscal years. The Index measures the performance of a diverse range of global stock markets in the United States, Canada, Europe, Australia, New Zealand and the Far East. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Index does not include expenses. The Fund is professionally managed while the Index is unmanaged and is not available for investment. Past performance is not predictive of, nor a guarantee of future results. Market volatility can significantly impact short-term performance. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Return as of 12/31/2008	One Year	Five Year	Ten Year
Polaris Global Value Fund	(46.19)%	(2.53)%	4.18%
MSCI World Index	(40.71)%	(0.51)%	(0.64)%

Investment Value on 12/31/2008
Polaris Global Value Fund	$15,060
MSCI World Index	$ 9,379

8

POLARIS GLOBAL VALUE FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2008

Shares	Security Description	Value
Common Stock – 96.6%
Australia – 1.6%
64,652	BHP Billiton, Ltd., ADR	$2,773,571

Austria – 1.3%
88,832	Andritz AG	2,242,412

Belgium – 1.7%
24,044	KBC Groep NV	716,909
30,716	Solvay SA, Class A	2,265,063

		2,981,972

Canada – 1.1%
178,937	Methanex Corp.	1,985,773

Finland – 4.5%
132,863	Cargotec Corp., Class B	1,494,111
118,020	Konecranes Oyj	1,981,768
144,418	Kone Oyj, Class B	3,117,618
201,393	YIT Oyj	1,282,153

		7,875,650

France – 3.0%
49,265	Christian Dior SA	2,756,351
26,429	Imerys SA	1,193,789
45,500	Technip SA	1,379,422

		5,329,562

Germany – 8.8%
86,600	BASF SE	3,315,217
49,750	Continental AG	1,971,608
60,300	Demag Cranes AG	1,560,728
78,100	Hannover Rueckversicherung AG	2,482,832
22,200	Muenchener Rueckversicherungs-Gesellschaft AG	3,380,614
221,100	Tognum AG	2,836,747

		15,547,746

Ireland – 3.4%
7,885	Anglo Irish Bank Corp. PLC	1,874
91,973	Bank of Ireland Group	106,624
128,513	CRH PLC	3,231,587
1,835,801	Greencore Group PLC	2,398,742
70,393	Smurfit Kappa Group PLC	177,597

		5,916,424

Italy – 1.6%
274,015	Trevi Finanziaria SpA	2,805,287

Shares	Security Description	Value
Japan – 14.0%
142,500	Asahi Breweries, Ltd.	$2,419,277
121,200	Culture Convenience Club Co., Ltd.	1,219,354
524,220	Iino Kaiun Kaisha, Ltd.	3,319,385
74,900	Kansai Electric Power Co., Inc.	2,148,263
356	KDDI Corp.	2,493,767
130,900	Maruichi Steel Tube, Ltd.	3,573,938
830,000	Meiji Dairies Corp.	4,376,613
418,000	Nippon Yusen KK	2,513,072
643,000	Showa Denko KK	900,838
52,800	Tokyo Electric Power Co., Inc.	1,747,380

		24,711,887

Norway – 1.1%
188,932	Camillo Eitzen & Co. ASA	356,165
385,706	DnB NOR ASA	1,487,277

		1,843,442

South Africa – 1.9%
1,938,619	Metorex, Ltd.(a)	452,939
92,670	Sasol, Ltd.	2,806,864

		3,259,803

South Korea – 4.2%
9,427	Samsung Electronics Co., Ltd.	3,375,473
24,568	SK Telecom Co., Ltd.	4,076,624

		7,452,097

Spain – 1.7%
252,788	Banco Bilbao Vizcaya Argentaria SA	3,043,018

Sweden – 3.0%
43,871	Autoliv, Inc.	941,472
391,200	Duni AB	1,236,730
215,202	Investor AB, Class B	3,183,965

		5,362,167

Thailand – 0.5%
1,322,150	Thai Oil PCL	897,146

United Kingdom – 4.7%
1,715,555	Barratt Developments PLC	1,726,578
309,320	Bellway PLC	2,668,350
694,615	Lloyds TSB Group PLC	1,258,341
681,146	Persimmon PLC	2,249,983
1,765,724	Taylor Wimpey PLC	342,720

		8,245,972

See Notes to Financial Statements.

9

POLARIS GLOBAL VALUE FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2008

Shares	Security Description	Value
United States – 38.5%
166,600	Allete, Inc.	$5,376,182
398,344	Ameris Bancorp	4,720,376
140,606	Ametek, Inc.	4,247,707
249,204	Astoria Financial Corp.	4,106,882
169,774	Colony Bankcorp, Inc.	1,359,890
49,544	FPL Group, Inc.	2,493,550
34,617	General Dynamics Corp.	1,993,593
181,100	Health Net, Inc.(a)	1,972,179
230,063	International Bancshares Corp.	5,022,275
569,716	Mac-Gray Corp.(a)(d)	3,703,154
18,882	Marathon Oil Corp.	516,612
72,549	Praxair, Inc.	4,306,509
443,197	Southwest Bancorp, Inc.	5,743,833
451,891	Sovereign Bancorp, Inc.(a)	1,346,635
162,001	Stewart Information Services Corp.	3,805,403
78,000	The Chubb Corp.	3,978,000
134,682	Toro Co.	4,444,506
95,084	UnitedHealth Group, Inc.	2,529,234
26,851	Verizon Communications, Inc.	910,249
221,738	Webster Financial Corp.	3,055,550
40,900	WellPoint, Inc.(a)	1,723,117
29,174	WESCO International, Inc.(a)	561,016

		67,916,452

Total Common Stock (Cost $326,953,576)		170,190,381

Shares	Security Description	Value
Rights – 0.0%
301,949	Lloyds TSB Group Rights(a)(b)	$–
677,353	Metorex, Ltd. Rights(a)	16,851

Total Rights (Cost $0)		16,851

Principal Amount
Short-Term Investments – 2.8%
Certificates of Deposit – 0.0%
$30,594	Middlesex Savings Bank, 3.35%, 05/22/09	30,594
30,532	Stoneham Savings Bank, 3.20%, 11/24/09	30,532

Total Certificates of Deposit (Cost $61,126)		61,126

Commercial Paper – 2.8%
4,976,000	Toyota Credit Puerto Rico, 0.10%, 01/02/09(c)	4,976,000

Total Commercial Paper
	(Cost $4,976,000)	4,976,000

Total Short-Term Investments
	(Cost $5,037,126)	5,037,126

Total Investments – 99.4%
	(Cost $331,990,702)*	175,244,358
Other Assets and Liabilities, Net – 0.6%		1,018,272

Net Assets – 100.0%		$176,262,630

ADR	American Depositary Receipt
PCL	Public Company Limited
PLC	Public Limited Company
(a)	Non–income producing security.
(b)	Security fair valued in accordance with procedures adopted by the Board of Trustees.
At the period end, the value of this security amounted to $0 or 0.000% of net assets.
(c)	Yields shown are annualized yields at time of purchase.

See Notes to Financial Statements.

10

POLARIS GLOBAL VALUE FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2008

(d)	Affiliated Company during the period. As of December 31, 2008, the Fund no longer owns 5% of the outstanding stock of the company and is no longer an affiliate.

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which were affiliates are as follows:

Name of Issuer	Shares held as of beginning of year	Gross Reductions	Shares held as of end of year	Value December 31, 2008	Investment Income
Mac-Gray Corp.	762,616	$2,164,109	569,716	$3,703,154	$–

*	Cost for Federal income tax purposes is $332,092,721 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$3,064,686
Gross Unrealized Depreciation	(159,913,049)

Net Unrealized Appreciation (Depreciation)	$(156,848,363)

The following is a summary of the inputs used to value the Fund's net assets as of December 31, 2008:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to Note 2 – Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$170,207,232	$97
Level 2 – Other Significant Observable Inputs	5,037,126	–
Level 3 – Significant Unobservable Inputs	–	–

Total Investments	$175,244,358	$97

*	Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

Portfolio Holdings

% of Total Investments

Financials	27.8%
Industrials	21.9%
Materials	13.8%
Consumer Discretionary	8.6%
Utilities	6.7%
Consumer Staples	5.3%
Telecommunication Services	4.3%
Health Care	3.6%
Energy	3.2%
Information Technology	1.9%
Short-Term Investments	2.9%

Total	100.0%

See Notes to Financial Statements.

11

POLARIS GLOBAL VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2008

ASSETS
Total investments, at value (Cost $331,990,702)	$175,244,358
Cash	21,313
Unrealized gain on currency contracts	1,365
Receivables:
Investment securities sold	2,419,018
Fund shares sold	55,708
Interest and dividends	974,234
Prepaid expenses	9,828

Total Assets	178,725,824

LIABILITIES
Unrealized loss on currency contracts Payables:	1,268
Dividends	378,325
Fund shares redeemed	1,770,909
Accrued Liabilities:
Investment adviser fees	150,476
Fund service fees	101,211
Compliance services fees	4,186
Professional fees	45,258
Trustees’ fees and expenses	114
Other expenses	11,447

Total Liabilities	2,463,194

NET ASSETS	$176,262,630

COMPONENTS OF NET ASSETS
Paid-in capital	$379,159,566
Undistributed (distributions in excess of) net investment income	(60,548)
Net realized gain (loss) on investments and foreign currency transactions	(46,090,362)
Unrealized appreciation (depreciation) of investments and foreign currency translations	(156,746,026)

NET ASSETS	$176,262,630

NET ASSET VALUE AND OFFERING PRICE PER SHARE Based on net assets of $176,262,630 and 20,349,421 shares outstanding at $0.000 par value (unlimited shares authorized)	$8.66

See Notes to Financial Statements.

12

POLARIS GLOBAL VALUE FUND

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2008

INVESTMENT INCOME
Dividend income (net of foreign withholding taxes $1,426,239)	$11,897,945
Interest income	86,439

Total Investment Income	11,984,384

EXPENSES
Investment adviser fees	3,779,802
Fund service fees (Note 3)	1,071,007
Custodian fees	109,031
Professional fees	81,475
Registration fees	28,107
Trustees’ fees and expenses	13,631
Compliance services fees	48,793
Interest expense (Note 6)	224,112
Miscellaneous expenses	52,222

Total Expenses	5,408,180
Fees waived	(377)

Net Expenses	5,407,803

NET INVESTMENT INCOME (LOSS)	6,576,581

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

Realized Gain (Loss) on:
Investments in unaffiliated issuers	(45,215,716)
Investments in affiliated issuers	(28,211)
Foreign currency transactions	(327,373)

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(45,571,300)

Change in Unrealized Appreciation (Depreciation) on:
Investments in unaffiliated issuers	(170,489,933)
Investments in affiliated issuers	637,122
Foreign Currency Translations	(53,485)

Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	(169,906,296)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	(215,477,596)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(208,901,015)

See Notes to Financial Statements.

13

POLARIS GLOBAL VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2008	Year Ended December 31, 2007
OPERATIONS
Net investment income (loss)	$6,576,581	$7,693,281
Net realized gain (loss) on investments and foreign currency transactions	(45,571,300)	90,015,692
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(169,906,296)	(130,722,931)

Increase (Decrease) in Net Assets Resulting from Operations	(208,901,015)	(33,013,958)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(6,185,088)	(8,956,455)
Net realized gain on investments	(7,917,460)	(49,543,610)

Total Distributions to Shareholders	(14,102,548)	(58,500,065)

CAPITAL SHARE TRANSACTIONS
Sale of shares	41,080,925	395,005,172
Reinvestment of distributions	13,259,942	54,941,096
Redemption of shares	(257,888,101)	(364,549,019)
Redemption fees	110,167	766,769

Increase (Decrease) from Capital Share Transactions	(203,437,067)	86,164,018

Increase (Decrease) in Net Assets	(426,440,630)	(5,350,005)

NET ASSETS
Beginning of Year	602,703,260	608,053,265

End of Year(a)	$176,262,630	$602,703,260

SHARE TRANSACTIONS
Sale of shares	2,725,384	19,098,104
Reinvestment of distributions	1,656,696	2,991,616
Redemption of shares	(18,462,084)	(18,100,847)

Increase (Decrease) in Shares	(14,080,004)	3,988,873

(a) Amount includes Undistributed (distributions in excess of) net investment income	$(60,548)	$(823,017)

See Notes to Financial Statements.

14

POLARIS GLOBAL VALUE FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year:

	Year Ended
	December 31, 2008		December 31, 2007		December 31, 2006		December 31, 2005		December 31, 2004
NET ASSET VALUE, Beginning of Year	$17.51		$19.98		$16.20		$14.80		$12.04

INVESTMENT OPERATIONS
Net investment income (loss)	0.2	5(a)	0.2	0(a)	0.1	7(a)	0.1	9(a)	0.05
Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	(8.41)		(0.94)		3.80		1.36		2.78

Total from Investment Operations	(8.16)		(0.74)		3.97		1.55		2.83

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.31)		(0.26)		(0.16)		(0.16)		(0.08)
Net realized gain on investments, options and foreign currency transactions	(0.38)		(1.49)		(0.04)		–		– (b)

Total Distributions to Shareholders	(0.69)		(1.75)		(0.20)		(0.16)		(0.08)

REDEMPTION FEE(a)	–	(b)	0.02		0.01		0.01		0.01

NET ASSET VALUE, End of Year	$8.66		$17.51		$19.98		$16.20		$14.80

TOTAL RETURN	(46.19)%		(3.97)%		24.57%		10.52%		23.63%
RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$176,263		$602,703		$608,053		$280,580		$143,010
Ratios to Average Net Assets:
Net investment income (loss)	1.74%		0.99%		0.93%		1.23%		0.73%
Net expenses	1.43%		1.19%		1.23%		1.29%		1.48%
Gross expenses(c)	1.43%		1.19%		1.23%		1.30%		1.48%
PORTFOLIO TURNOVER RATE	16%		46%		5%		10%		15%

(a)	Calculated based on average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

15

POLARIS GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

Note 1. Organization

The Polaris Global Value Fund (the “Fund”), is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. As of December 31, 2008, the Trust had twenty-eight investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on June 1, 1998 after it acquired the net assets of Global Value Limited Partnership (the “Partnership”), in exchange for Fund shares. The Partnership commenced operations on July 31, 1989. The Fund seeks capital appreciation by investing primarily in common stocks (including ADRs) of companies located worldwide (including emerging market countries).

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange traded securities and over-the-counter securities are valued using the last sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean of the current bid and asked prices provided by independent pricing services. Debt securities may be valued at prices supplied by a Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Shares of open-end mutual funds are valued at net asset value. Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value (“NAV”) than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependant upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical assets

Level 2 – other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

16

POLARIS GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

The aggregate value by input level, as of December 31, 2008, for the Fund’s investments is included at the end of the Fund’s schedule of investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium and discount is amortized and accreted in accordance with generally accepted accounting principles. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency Translations – Foreign currency amounts are translated into US dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Foreign Currency Transactions – The Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. These Funds may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Funds’ foreign currency exposure. These contracts are intrinsically valued daily based on forward rates, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of net asset value. Due to the risks associated with these transactions, the Fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its net asset value.

Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains if any are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

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POLARIS GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

Federal Taxes – The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

As of December 31, 2008, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s Federal tax returns filed in the three-year period ended December 31, 2008 remain subject to examination by the Internal Revenue Service.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in an equitable manner.

Redemption Fee – A shareholder who redeems or exchanges shares within 180 days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or waive the fee at any time. There are limited exceptions to the imposition of the redemption fee.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

New Accounting Pronouncements – In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”), was issued and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

Note 3. Advisory Fees, Servicing Fees and Other Transactions with Related Parties

Investment Adviser – Polaris Capital Management, LLC (the “Adviser”) is the investment adviser to the Fund. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund’s average daily net assets.

Shareholder Service Plan – The Trust has adopted a shareholder servicing plan for the Fund under which the Fund may reimburse the Fund’s administrator for amounts paid by the administrator for providing shareholder service activities that are not otherwise provided by the Transfer Agent. The Fund’s administrator may make such payments to various financial institutions, including the Adviser, that provide shareholder servicing to their customers invested in the Fund, in amounts up to 0.25% annually of the average daily net assets of the shares held by such customers. During the year ended December 31, 2008, the Fund did not make any payments under the Shareholder Service Plan.

18

POLARIS GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor receives no compensation from the Fund for its distribution services. The Distributor is not affiliated with the Adviser or with Atlantic Fund Administration, LLC (“Atlantic”) or their affiliates.

Other Service Providers – As of June 2, 2008, as to fund accounting and fund administration, and on June 16, 2008, as to transfer agency, Atlantic provides those services to the Fund. Pursuant to an Atlantic services agreement, the Fund pays Atlantic a bundled fee for administration, fund accounting and transfer agency services at an annual rate of: 0.12% on the first $150 million in Fund assets, 0.075% on the next $150 million in Fund assets, 0.05% on the next $300 million in Fund assets, 0.03% on the next $400 million in Fund assets and 0.02% on Fund assets exceeding $1 billion. The base fee is subject to an annual minimum of $135,000. The fee is accrued daily by the Fund and is paid monthly based on the average net assets, transactions and positions for the previous month. The Fund’s transfer agent and fund accountant also receive certain shareholder account fees, surcharges and out-of-pocket expenses.

Atlantic provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

For the period January 1, 2008 through June 1, 2008, as to fund accounting and fund administration and through June 15, 2008, as to transfer agency, Citigroup Fund Services, LLC provided these services to the Fund.

For the period January 1, 2008 through June 1, 2008, Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provided a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Fund. FCS had no role in determining the investment policies of, or the securities to be purchased or sold by the Trust or the Fund. Certain officers or employees of FCS were also officers of the Trust. The Principal Executive Officer was an affiliate of the Distributor due to his ownership in the Distributor.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $12,000 for service to the Trust ($15,000 for the chairman), plus $1,500 for each regular Board meeting attended ($2,500 for the chairman), $500 for each short special Board meeting attended ($750 for the chairman) and $1,500 for each major special Board meeting attended ($2,250 for the chairman). The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Fund are also officers or employees of the above named service providers, and during their Fund terms of office received no compensation from the Fund.

Note 4. Expense Reimbursements and Fees Waived

During the year, certain fund service providers have voluntarily agreed to waive and reimburse a portion of their fees. These voluntary waivers and reimbursements may be reduced or eliminated at any time. For the year ended December 31, 2008, fees waived were $377.

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments for the year ended December 31, 2008, were $59,504,666 and $276,329,306, respectively.

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POLARIS GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

Note 6. Average Borrowings

During the year ended December 31, 2008, the average borrowings from the custodian was $1,502,567 and the average interest rate was 5.75%. As of December 31, 2008, the fund did not have any borrowings.

Note 7. Currency Contracts

Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Market Value at 12/31/2008	Net Unrealized Appreciation (Depreciation)
(123,724,368)	JPY	01/05/09	$(1,363,805)	$(1,365,001)	$(1,196)
(50,072,919)	JPY	01/06/09	(552,501)	(552,446)	55
(44,947,323)	JPY	01/07/09	(497,216)	(495,907)	1,309
(25,721)	NOK	01/05/09	(3,600)	(3,672)	(72)
(15,939)	NOK	01/06/09	(2,276)	(2,275)	1

JPY	Japanese Yen
NOK	Norwegian Krone

Note 8. Federal Tax Information and Investment Transactions

Distributions during the fiscal years ended as noted were characterized for tax purposes as follows:

	2008	2007
Ordinary Income	$6,185,143	$11,789,528
Long-Term Capital Gain	7,917,405	46,710,537

Total	$14,102,548	$58,500,065

As of December 31, 2008, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	$20,572
Unrealized Appreciation (Depreciation)	(156,848,045)
Capital and Other Losses	(46,069,463)

Total	$(202,896,936)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and investments in passive foreign investment companies.

For tax purposes, the current year post-October loss was $4,829,035. This loss will be recognized for tax purposes on the first business day of the Fund’s next year.

As of December 31, 2008, the Fund had capital loss carryovers to offset future capital gains of $41,240,428, expiring in 2016.

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended December 31, 2008. The following reclassification was the result of currency

20

POLARIS GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

gain/loss, longer-term loss on passive foreign investments and equalization utilized, and has no impact on the net assets of the Fund.

Accumulated Net Investment Income (Loss)	$370,976
Undistributed Net Realized Gain (Loss)	(31,560,168)
Paid-In-Capital	31,189,192

Note 9. Change in Independent Registered Public Accounting Firm

The Board, with the approval and recommendation of the Audit Committee, selected Briggs, Bunting & Dougherty, LLP (“BBD”) to replace Deloitte & Touche, LLP (“D&T”), as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ending December 31, 2008. D&T resigned subsequent to the Board’s approval of BBD. Throughout D&T’s tenure, including the Fund’s two most recent fiscal periods, the Fund had no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, and there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934. With respect to the Fund, D&T’s audit opinions, including the past two fiscal periods, have not contained either an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Fund and D&T on accounting principles, financial statement disclosure or audit scope, which, if not resolved to the satisfaction of D&T would have caused D&T to make reference to the disagreement in D&T report. During the last two fiscal years of the Fund, neither the Fund nor anyone on its behalf has consulted BBD on items concerning the application of accounting principles to a specified transaction (either completed or proposed) or the type of audit opinion that might be rendered on the Fund’s financial statements, or concerning the subject of a disagreement of the kind described in Item 304(a)(1)(iv) of Regulation S-K or reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K.

21

POLARIS GLOBAL VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds and the Shareholders of Polaris Global Value Fund

We have audited the accompanying statement of assets and liabilities of Polaris Global Value Fund, a series of shares of beneficial interest in the Forum Funds, including the schedule of investments, as of December 31, 2008, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2007 and the financial highlights for each of the four years ended December 31, 2007 were audited by other auditors whose reports dated February 26, 2008 and February 18, 2005, respectively, expressed unqualified opinions on such financial statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Polaris Global Value Fund as of December 31, 2008, and the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

February 26, 2009

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POLARIS GLOBAL VALUE FUND

ADDITIONAL INFORMATION

DECEMBER 31, 2008 (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (888) 263-5594 and on the SEC’s website at www.sec.gov. The Fund’s proxy voting records for the twelve-month period ended June 30, is available, without charge and upon request, by calling (888) 263-5594 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090.

Shareholder Expenses Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008, through December 31, 2008.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, is these transactional costs had been included, your costs would have been higher.

23

POLARIS GLOBAL VALUE FUND

ADDITIONAL INFORMATION

DECEMBER 31, 2008 (Unaudited)

	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000.00	$642.75	$6.69	1.62%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.99	$8.21	1.62%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 366 to reflect the half-year period.

Federal Tax Status of Dividends Declared during the Tax Year

Income Dividends – For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Fund designates 34.94% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 100.00% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code. The Fund designates 100.00% as qualified short-term capital gain dividends exempt from U.S. tax for foreign shareholders (QSD). The Fund also designates 2.33% of its income dividends as qualified interest income (QII.)

During the fiscal year ended December 31, 2008, the Fund paid distributions from long-term capital gains in the amount of $36,805,479 which included equalization debits of $28,888,074.

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for shareholders. The following table provides information about each Board member and certain officers of the Trust. The Trustees listed below also serve in the capacities noted below for Monarch Funds. Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic. Mr. Keffer is also an Interested Director of Wintergreen Fund, Inc. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine, 04101, unless otherwise indicated. Each Trustee oversees twenty-eight portfolios in the Trust. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (888) 263-5594.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
INDEPENDENT TRUSTEES
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Compliance Committee, Nominating Committee and Qualified Legal Compliance Committee	Trustee since 1989 (Chairman since 2004)	Retired; Partner, Wolf, Block, Schorr and Solis-Cohen, LLP (law firm) 2002 – 2003; Partner, Thelen Reid & Priest LLP (law firm) 1995 – 2002.

24

POLARIS GLOBAL VALUE FUND

ADDITIONAL INFORMATION

DECEMBER 31, 2008 (Unaudited)

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
INDEPENDENT TRUSTEES (continued)
Costas Azariadis Born: 1943	Trustee; Chairman, Valuation Committee	Since 1989	Professor of Economics, Washington University (effective 2006); Professor of Economics, University of California-Los Angeles 1992 – 2006.
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.
INTERESTED TRUSTEE
John Y. Keffer[1] Born: 1942	Trustee; Chairman, Contracts Committee	Since 1989	Chairman, Atlantic Fund Administration, LLC since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company) since 1997; President, Citigroup Fund Services, LLC (Citigroup) 2003 – 2005; President, Forum Financial Group, LLC (“Forum”) (a fund services company acquired by Citibank, N.A.) 1986 – 2003.
OFFICERS
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since June 2008	President, Atlantic Fund Administration, LLC since 2008; Director, Consulting Services, Foreside Fund Services, January 2007 – September 2007; Elder Care June 2005 – December 2006; Director, Fund Accounting, Citigroup December 2003 – May 2005; Director/Senior Manager/Manager, Accounting, Forum Financial Group April 1992 – November 2003; Auditor, Ernst & Young May 1988 – March 1992.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since July 2008	Senior Manager, Atlantic Fund Administration, LLC since 2008; Section Manager/Vice President, Enterprise Support Services, Citigroup December 2003 – July 2008; Senior Manager, Support and Fund Accounting, Forum Financial Group, August 1994 – December 2003.

25

POLARIS GLOBAL VALUE FUND

ADDITIONAL INFORMATION

DECEMBER 31, 2008 (Unaudited)

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS (continued)
Gale Bertrand Born: 1964	Vice President	Since July 2008	Senior Manager, Atlantic Fund Administration, LLC since 2008; Department Manager/Senior Vice President, Enterprise Support Services, Citigroup December 2003 – July 2008; Director, Support, Senior Manager Fund Accounting, Forum Financial Group, March 1990 – December 2003.
Lina Bhatnagar Born: 1971	Secretary	Since June 2008	Senior Administration Specialist, Atlantic Fund Administration, LLC since May 2008; Regulatory Administration Specialist, Citigroup, June 2006 – May 2008; Money Market/Short Term Trader, Wellington Management, 1996 – 2002.

1	Since 1997, John Y. Keffer has been president and owner of Forum Trust, LLC, a state chartered, non-depository bank; and vice chairman and trustee of the Trust. Atlantic Fund Administration, LLC, is a subsidiary of Forum Trust, LLC.

26

ANNUAL REPORT

December 31, 2008

http://www.polarisfunds.com

(888) 263-5594

INVESTMENT ADVISER

Polaris Capital Management, LLC

125 Summer Street

Boston, MA 02110

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

www.foreside.com

TRANSFER AGENT

Atlantic Fund Administration, LLC

P.O. Box 588

Portland, ME 04112

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management and other information.

225-ANR-1208

ITEM 2. CODE OF ETHICS.

(a)	As of the end of the period covered by this report, Forum Funds (the “Registrant”) has adopted a code of ethics, which applies to its Principal Executive Officer and Principal Financial Officer.

(c)	There have been no amendments to the Registrant’s code of ethics that apply to its Principal Executive Officer and Principal Financial Officer.

(d)	There have been no waivers to the Registrant’s code of ethics that apply to its Principal Executive Officer and Principal Financial Officer.

(e)	Not applicable.

(f)(1)	A copy of the Code of Ethics is attached hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that no member of the Audit Committee is an “audit committee financial expert” as that term is defined under applicable regulatory guidelines.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees – The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant for the audit of the Registrant’s annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $79,500 in 2007 and $59,000 in 2008.

(b) Audit-Related Fees – The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2007 and $0 in 2008.

(c) Tax Fees – The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $12,300 in 2007 and $12,000 in 2008. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees – The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2007 and $0 in 2008.

(e) (1) The Audit Committee reviews and approves in advance all audit and “permissible non-audit services” (as that term is defined by the rules and regulations of the Securities and Exchange Commission) to be rendered to a series of the Registrant (each, a “Series”). In addition, the Audit Committee reviews and approves in advance all “permissible non-audit services” to be provided to an investment adviser (not including any sub-adviser) of a Series, or an affiliate of such investment adviser, that is controlling, controlled by or under common control with the investment adviser and provides on-going services to the Registrant (“Affiliate”), by the Series’ principal accountant if the engagement relates directly to the operations and financial reporting of the Series. The Audit Committee considers whether fees paid by a Series’ investment adviser or an Affiliate to the Series’ principal accountant for audit and permissible non-audit services are consistent with the principal accountant’s independence.

(e) (2) 0%

(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $12,300 in 2007 and $12,000 in 2008. There were no fees billed in either of the Reporting Periods for non-audit services rendered by the principal accountant to the Registrant’s investment adviser or any Affiliate.

(h) If the Registrant’s principal accountant provided non-audit services to the Registrant’s adviser or any Affiliate, and the services were not pre-approved as described in paragraph (e)(1) of this Item, the Audit Committee would consider whether the provision of such services was compatible with maintaining the independence of the Registrant’s principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Included as part of report to shareholders under Item 1.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Forum Funds

By	/s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date	2/24/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date	2/24/09

By	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date	2/24/09